ANNUAL REPORT

                             [american century logo]
                                    American
                                  Century(sm)

                                  May 31, 1997

                                     BENHAM
                                     GROUP

                             Tax-Free Money Market
                           Intermediate-Term Tax-Free
                               Long-Term Tax-Free

[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Municipal Credit Review..................................... 4
Tax-Free Money Market
   Performance Information.................................. 5
   Management Q & A......................................... 6
   Schedule of Investments.................................. 8
   Financial Highlights.....................................30
Intermediate-Term Tax-Free
   Performance Information..................................11
   Management Q & A.........................................12
   Schedule of Investments..................................15
   Financial Highlights.....................................31


Long-Term Tax-Free
   Performance Information..................................18
   Management Q & A.........................................19
   Schedule of Investments..................................22
   Financial Highlights.....................................32
Statements of Assets and Liabilities........................25
Statements of Operations....................................26
Statements of Changes in Net Assets.........................27
Notes to Financial Statements...............................28
Independent Auditors' Report................................33
Background Information
   Investment Philosophy & Policies.........................36
   Comparative Indices......................................36
   Lipper Rankings..........................................36
   Portfolio Management Team................................36
Glossary....................................................37

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                  American Century Investments--Family of Funds


       BENHAM GROUP           AMERICAN CENTURY GROUP     TWENTIETH CENTURY GROUP

    MONEY MARKET FUNDS          ASSET ALLOCATION &
   GOVERNMENT BOND FUNDS          BALANCED FUNDS            U.S. GROWTH FUNDS
  DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS     INTERNATIONAL FUNDS
   MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
   Tax-Free Money Market
Intermediate-Term Tax-Free
    Long-Term Tax-Free


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o The U.S. economy grew at a healthy pace during the 12 months ended May 31, 1997, while inflation remained relatively tame.

o The Federal Reserve raised short-term interest rates in late March in an attempt to head off potential inflation going forward.

o    Municipal bonds produced solid returns for the period.

o    Low levels of new municipal debt issuance supported municipal bond prices.

Municipal Credit Review

o Strong U.S. economic growth led to improved municipal credit quality during the period.

o Despite the generally positive municipal credit outlook, federal policies related to health care and welfare reform may pose longer-term challenges to local governments.

Tax-Free Money Market

o The fund slightly outperformed its Lipper peer group average during the fiscal year ended May 31, 1997.

o Benham Management Corporation will waive its management fee for one year beginning August 1, 1997. We've also lowered the fund's expense cap from 67 to 50 basis points.

o Going forward, we'll look for opportunities to add one-year municipal securities at attractive yields relative to shorter-term securities.

Intermediate-Term Tax-Free

o The fund slightly underperformed its Lipper peer group average during the fiscal year ended May 31, 1997.

o We sold many of the attractively priced California municipal securities we purchased in the aftermath of the Orange County bankruptcy at a profit.

o The proposed merger with the Benham Intermediate-Term Tax-Exempt fund will have no effect on this fund's investment management, objectives or policies.

o Going forward, we plan to use a conservative, value-oriented approach to managing the fund.

Long-Term Tax-Free

o The fund strongly outperformed its Lipper peer group average during the fiscal year ended May 31, 1997.

o We made only minor adjustments to the fund's maturity and duration, concentrating instead on adding attractively valued securities to the fund.

o The proposed merger with the Benham Long-Term Tax-Exempt fund will have no effect on this fund's investment management, objectives or policies.

o Going forward, we think slower economic growth could cause the municipal market to rally, so we plan to keep the fund's duration slightly longer than the peer group average.


                                    Tax-Free
                                  Money Market
                      Total Returns:         AS OF 5/31/97
                         6 Months                   1.51%*
                         1 Year                      2.98%
                      7-Day Current Yield:           3.32%
                      Net Assets:            $85.7 million
                         (AS of 5/31/97)
                      Inception Date:              7/31/84
                      Ticker Symbol:                 BNTXX

                               Intermediate-Term
                                    Tax-Free
                      Total Returns:         AS OF 5/31/97
                         6 Months                   1.23%*
                         1 Year                      6.16%
                      Net Assets:            $60.7 million
                         (AS of 5/31/97)
                      Inception Date:              7/31/84
                      Ticker Symbol:                 BNTIX

                               Long-Term Tax-Free
                      Total Returns:         AS OF 5/31/97
                         6 Months                   1.76%*
                         1 Year                      8.41%
                      Net Assets:            $52.0 million
                         (AS of 5/31/97)
                      Inception Date:              7/31/84
                      Ticker Symbol:                 BTFLX

                      * Not annualized.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

During the fiscal year ended May 31, 1997, investors in the Benham Tax-Free funds earned solid, competitive returns as municipal securities outperformed Treasurys for most of the period. The extended economic expansion that propelled U.S. stock markets to new highs also benefited municipal and corporate bonds, and low levels of inflation provided bond investors with higher real rates of return. Improving real estate values and low unemployment across the country boosted tax receipts for local governments, leading to credit quality upgrades on many municipal bond issues.

American Century's municipal bond management team is well positioned to take advantage of attractive opportunities in the municipal markets. We have continued to expand our very talented team of municipal credit analysts, most recently adding David Moore, who comes to us from Keystone Investments in Boston. David will contribute an important East Coast perspective to the team. The credit team contributed significantly to our ability to find undervalued municipal securities that ultimately enhanced fund returns.

 We also strengthened our corporate team. In June, Bill Lyons, American Century's chief operating officer, was named president, assuming full responsibility for the company's day-to-day operations. This change will allow James E. Stowers III to focus more time on developing and refining new investment technologies and tools that build on and leverage the proprietary system his father pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will help lead us and our investors to success in the next century.

The proposed merger of the Benham Intermediate- and Long-Term Term Tax-Free funds with the Intermediate- and Long-Term Tax-Exempt funds is another opportunity for us to improve the way we serve you. Our aim is to reduce the number of overlapping funds that resulted when Benham merged with Twentieth Century. Combining similar funds not only creates greater efficiencies, but should allow fund managers to focus more of their attention on each individual fund.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy grew at a healthy pace during the 12 months ended May 31, 1997. After expanding at a 2.2% annual rate in the third quarter of 1996, the U.S. economy surged ahead at an impressive 3.8% rate in the fourth quarter. Economic growth hit a ten-year high of 5.9% in the first quarter of 1997. Fueling robust growth were strong consumer spending and rising consumer confidence, which reached a 28-year high in April. In addition, the unemployment rate fell from 5.4% in January to a 23-year low of 4.8% in May.

Inflation--as measured by the government's consumer price index--rose at a modest 1.4% annual rate during the first five months of 1997. That stands in sharp contrast to 1996, when prices rose by 3.6% --the largest yearly gain since 1990.

Concerned that vigorous economic growth might lead to higher inflation, the Federal Reserve (the Fed) raised short-term interest rates in March--the first such increase since February 1995. Though the Fed held rates steady at its May interest rate policy meeting, tight labor markets and strong manufacturing activity have kept market participants from ruling out another rate hike.

Municipal Bond Market

Municipal bonds produced strong returns as interest rates declined overall during the 12-month period. Longer-term securities, which usually appreciate more than short-term securities when rates fall, performed best. For the period, the Lehman Long-Term Municipal Bond Index rose by 10.04%. The Lehman Five-Year General Obligation Index rose by 6.09%.

Bond yields fluctuated throughout the period. Yields were at their highest point at the beginning of the period, when strong job growth led many to believe that the Fed was poised to raise rates. However, expectations for higher rates softened after economic growth moderated in the third quarter and the Fed continued to hold interest rates steady. Aided by strong demand from insurance companies, municipal bond prices rallied and yields fell. By December, short-term municipal yields had fallen nearly 60 basis points from where they began the period, while long-term municipal yields were nearly 70 basis points lower.

Interest rates rose near the end of the first quarter of 1997 as signs of stronger-than-expected economic growth resurrected fears that the Fed would raise rates to keep inflation in check. As a result, municipal bond yields rose steadily through April.

Recent data suggest that the rate of U.S. economic growth slowed during the second quarter, fueling a municipal market rally in May and June. Municipal bonds are also benefiting from relatively low levels of new municipal debt issuance. Although demand from retail investors has tapered off recently, retail demand was strong during much of the fiscal year. Any renewed surge in demand would support bond prices and dampen market volatility.

[line graph - data below]

MUNICIPAL YIELD CURVES

Years to Maturity       5/31/96          5/31/97
1                        3.800            3.850
2                        4.150            4.150
3                        4.370            4.350
4                        4.520            4.500
5                        4.640            4.600
6                        4.740            4.660
7                        4.840            4.720
8                        4.940            4.780
9                        5.040            4.840
10                       5.140            4.900
11                       5.230            4.976
12                       5.320            5.052
13                       5.410            5.128
14                       5.500            5.204
15                       5.590            5.280
16                       5.624            5.308
17                       5.658            5.336
18                       5.692            5.364
19                       5.726            5.392
20                       5.760            5.420
21                       5.768            5.426
22                       5.776            5.432
23                       5.784            5.438
24                       5.792            5.444
25                       5.800            5.450
26                       5.804            5.454
27                       5.808            5.458
28                       5.812            5.462
29                       5.816            5.466
30                       5.820            5.470
Source: Bloomberg Financial Markets


Annual Report                                               Period Overview    3


                            MUNICIPAL CREDIT REVIEW

Strong U.S. economic growth led to improved municipal credit quality during the 12 months ended May 31, 1997. Economic expansion and rising property values in many states increased tax revenues and helped improve municipal budgets.

Municipal credit rating upgrades outpaced downgrades by more than 3 to 1 during 1996, the latest period for which data are available. The number of credit upgrades has continued to improve since 1995, when downgrades last outnumbered upgrades. However, the trend toward credit upgrades has been slowing in recent months.

By region, the Rocky Mountain and southwestern states posted strong economic growth during 1996 and 1997. Nevada, Arizona and Utah registered the fastest employment growth in the nation. All three boast unemployment rates below the national average. Unemployment has fallen so low in many Mountain states that future growth may be constrained by a shortage of skilled workers.

The West has a strong and stable credit outlook. A strong, broad-based economic expansion led several independent rating agencies to upgrade California's credit rating in the past year. Washington and Oregon are also experiencing strong growth, fueled by expansion in the high technology and aerospace industries.

The Midwest continued to grow at a relatively steady pace, with unemployment rates well below the national average. Due to its low business costs, the Southeast also remained healthy, with several states recently receiving rating upgrades. The Great Lakes areas, Louisiana, the Mid-Atlantic and the Northeast continued to lag the rest of the nation, but even these regions saw improved economic conditions in 1996 and so far in 1997.

General obligation bonds and other forms of tax-supported municipal debt have benefited from the healthy growth of the economy. Nevertheless, federal policy decisions related to health care and welfare reform may pose longer-term credit concerns for state and local governments. In addition, debt issued by public power entities has been adversely affected by the deregulation of the electric utilities industry.

This analysis provides only a glimpse of general municipal market trends. Growing market complexity and issue disparities point to a continuing need for thorough case-by-case credit analysis, although sector analysis remains an integral element in municipal research.


CREDIT QUALITY TRENDS
(U.S. map)

Improving:
Arizona
California
Colorado
Georgia
Idaho
Massachussetts
Minnesota
Mississippi
Nevada
New Hampshire
New Mexico
North Carolina
Oregon
South Dakota
South Carolina
Tennessee
Texas
Utah
Virginia
Washington
Wisconsin

Stable:
(all other states)


4    Municipal Credit Review                        American Century Investments


                                                   TAX-FREE MONEY MARKET


                                7-Day         7-Day                   7-Day Tax-Equivalent Yields
                               Current      Effective        28%           31%           36%           39.6%
                                Yield         Yield      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

CURRENT YIELDS AS OF MAY 31, 1997
Tax-Free Money Market           3.32%         3.37%         4.61%         4.81%         5.19%          5.50%



                                                                        AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF MAY 31, 1997
Tax-Free Money Market ......................  1.51%         2.98%         3.04%         2.63%          3.73%

Average Tax-Exempt Money Market Fund(1) ....  1.48%         2.94%         3.02%         2.62%          3.72%
Fund's Ranking Among Tax-Exempt
Money Market Funds(1) ......................   --      64 out of 136  54 out of 117  45 out of 97  25 out of 58

(1) According to Lipper Analytical Services.

See pages 36-37 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            5/31/97    5/31/96
Number of Securities          48         58
Weighted Average Maturity   53 days    42 days
Expense Ratio                0.67%      0.65%


Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


                Many of the investment terms in this report are
                       defined in the Glossary on page 37.


Annual Report                                         Tax-Free Money Market    5


                             TAX-FREE MONEY MARKET

Management Q & A

An interview with Bryan Karcher, a portfolio manager on the Tax-Free funds management team.

How did the fund perform?

The fund performed relatively well. For the fiscal year ended May 31, 1997, the fund returned 2.98%, compared with the 2.94% average return of the 136 "Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

How was the fund positioned during the period?

We initially allowed the fund's average maturity to decline because of a lack of attractively priced one-year municipal securities (munis). For much of the period, one-year munis traded in a range between 3.55% and 3.65%, which was an insufficient yield pick-up over shorter-term munis considering the outlook for interest rates. With the expectation that the Fed would eventually raise short-term interest rates, it didn't make sense to purchase relatively low-yielding one-year securities. Instead, we preferred to hold variable-rate demand notes that reset their interest rates quickly to better capture the rise in rates.

As a result, we allowed the fund's average maturity to fall to a low of 20 days at the beginning of April, compared with a 43-day average maturity for the fund's peers. The fund's shorter maturity proved beneficial when the Federal Reserve raised short-term interest rates in late March. (Reducing the average maturity in a rising interest rate environment allowed the fund to more quickly reinvest matured assets in higher-yielding securities.)

But you aggressively extended the fund's average maturity in April. Why?

We lengthened the fund's maturity because one-year munis began to offer more attractive yields. We were able to buy one-year notes at an average yield of 4.05%. We used this buying opportunity to extend the fund's average maturity to around 50 days by early May. That extension proved timely as yields on one-year munis dropped back down to around 3.85% by early June.

Why were one-year securities more attractive in April compared with the rest of the period?

One-year note yields rose in April in part because of expectations for further Fed rate hikes, despite the fact that the economy was slowing. That concern caused the spread, or difference in yield, between shorter paper and one-year securities to widen, making one-year munis more attractive. In addition, money market fund outflows typically increase during the April tax season. These outflows reduce the demand for notes and may actually cause money market fund managers to sell notes if redemptions are greater than expected.

[pie charts]

PORTFOLIO  COMPOSITION  BY SECURITY TYPE (as of 5/31/97)
VRDNs 59%
Bonds less than 1 Year 16%
Commercial Paper 15%
Municipal Notes 10%

PORTFOLIO  COMPOSITION  BY SECURITY  TYPE (as of 11/30/96)
VRDNs 73%
Municipal Notes 10%
Commercial Paper 9%
Bonds less than 1 Year 8%


6    Tax-Free Money Market                          American Century Investments


                             TAX-FREE MONEY MARKET

You increased the fund's weighting of commercial paper in May. Why?

We typically increase the fund's weighting of commercial paper each May to lengthen the fund's average maturity. We use these securities to bridge June and July, when a flood of coupon payments and maturing securities tends to cause short-term muni yields to fall. So far, however, demand for short-term paper hasn't been as strong as in years past--we suspect that many investors have been putting their available cash to work in the stock market. As a result, muni rates haven't fallen as sharply as they typically do. Nevertheless, many municipal notes mature in July, which should bring some cash back to the muni market.

Benham Management Corporation is preparing to waive its management fee. Can you explain?

Sure. Benham Management Corporation will waive its management fee for one year beginning August 1, 1997. When the fund resumes paying expenses, it will have a lower contractual expense cap-- 50 basis points, compared with the current cap of 67 basis points. Lower expenses can translate into higher yields for shareholders.

What's your outlook for interest rates going forward?

Our current expectation is that economic growth will continue to slow from its breakneck first-quarter pace. Inflation seems tame, having risen just 2.2% over the last 12 months. In addition, the "real" federal funds rate (the nominal federal funds rate minus the inflation rate) is already at a level that should inhibit economic growth. As a result, we think further Fed rate increases are unlikely. Nevertheless, if wage pressures increase, fear of a Fed rate hike may send short-term muni yields higher.

With this outlook in mind, what are your plans for the fund going forward?

We will look for opportunities to add more one-year paper to the fund in the coming months if it looks attractive relative to shorter-term munis. But we won't buy one-year paper solely to maintain a longer average maturity--we're only going to buy securities that we feel provide sufficient yield pick-up over shorter-term munis based on the interest rate outlook.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
SP1+ 78%
SP1 22%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)
SP1+ 79%
SP1 21%


Annual Report                                         Tax-Free Money Market    7


                            SCHEDULE OF INVESTMENTS
                             TAX-FREE MONEY MARKET

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES
ARIZONA-1.2%
$ 1,000,000   East Valley Institute of Technology
                District No. 401, Series 1994 B,
                4.00%, 7/1/97 (AMBAC)                            $1,000,000
                                                                 ----------
CALIFORNIA-5.7%
  1,950,000   California Rev. Anticipation Notes,
                Series A, 4.50%, 6/30/97                          1,950,789
  3,000,000   Orange County Local Transportation
                Auth. Sales Tax Rev. Commercial
                Paper, 3.75%, 7/18/97 (LOC:
                Union Bank of Switzerland)                        3,000,000
                                                                 ----------
                                                                  4,950,789
                                                                 ----------
COLORADO-5.2%
  1,000,000   Colorado Tax and Rev. Anticipation
                Notes, Series A, 4.50%, 6/27/97                   1,000,405
  3,500,000   Denver Multi-Family Housing Rev.,
                Series A, (Cottonwood Creek
                Project), VRDN, 4.25%, 6/3/97
                (LOC: GE Capital Corp.)                           3,500,000
                                                                 ----------
                                                                  4,500,405
                                                                 ----------
FLORIDA-17.1%
  2,000,000   Broward County Housing Finance
                Auth. Multi-Family Housing Rev.,
                Series A, (Palmaire-Oxford),
                VRDN, 4.20%, 6/4/97 (SBBPA:
                Continental Casualty Co.)                         2,000,000
  1,000,000   City of Jacksonville Commercial
                Paper, 3.90%, 7/18/97 (LOC:
                Bayerische Landesbank
                Girozentrale and Suntrust Bank,
                Miami)                                            1,000,000
  1,435,000   Florida Housing Finance Agency
                Rev., Series 1989 E, VRDN,
                4.15%, 6/4/97 (LOC: Comerica
                Bank)                                             1,435,000
  2,000,000   Florida Housing Finance Agency
                Rev., (Country Club Apartments),
                VRDN, 4.15%, 6/2/97 (LOC:
                Northern Trust Company)                           2,000,000
  2,400,000   Florida Housing Finance Auth.
                Multi-Family  Housing  Rev.,  Series
                1990 B,  (Belville-Oxford),
                VRDN, 4.20%, 6/4/97 (SBBPA:
                Continental Casualty)                             2,400,000

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 1,000,000   Jacksonville Electric Rev.
                Commercial Paper, 3.90%,
                7/18/97 (LOC: Credit Suisse
                First Boston, Inc.)                            $  1,000,000
  2,000,000   Jacksonville Electric Rev.
                Commercial Paper, 3.75%,
                8/8/97 (SBBPA: Morgan
                Guaranty Trust Co. of New York)                   2,000,000
  1,000,000   Marion County Housing Finance
                Auth. Multi-Family Housing Rev.,
                Series F, (Paddock Place Project),
                VRDN, 4.00%, 6/5/97 (LOC:
                Suntrust Bank, Atlanta)                           1,000,000
  2,000,000   Sunshine State Government
                Financing Committee Commercial
                Paper, 3.75%, 8/8/97 (LOC:
                National Westminster Bank PLC,
                Union Bank of Switzerland, and
                Morgan Guaranty Trust Co. of
                New York)                                         2,000,000
                                                                 ----------
                                                                 14,835,000
                                                                 ----------
GEORGIA-2.1%
  1,800,000   Cobb County Multi-Family Housing
                Rev., Series 1996, (Terrell Mill),
                VRDN, 4.10%, 6/4/97 (LOC:
                GE Capital Corp.)                                 1,800,000
                                                                 ----------
HAWAII-3.0%
  2,600,000   Hawaii State Housing Finance and
                Development Corporation Rev.,
                (Affordable Rental Housing),
                VRDN, 3.95%, 6/4/97 (LOC:
                Banque Nationale De Paris S.A.)                   2,600,000
                                                                 ----------
ILLINOIS-10.0%
  1,625,000   Bartlett Multi-Family Housing Rev.,
                Series A, (Bartlett Square
                Apartments), VRDN, 3.95%,
                6/5/97 (LOC: La Salle National
                Bank)                                             1,625,000
  3,000,000   Illinois Health Facility Auth. Rev.,
                Series 1985 B, (Methodist
                Medical Center), VRDN, 4.05%,
                6/4/97 (LOC: Sumitomo Ltd.)                       3,000,000
  2,000,000   Illinois Health Facility Auth. Rev.,
                Series 1996 B, (Franciscan
                Eldercare), VRDN, 3.95%,
                6/4/97 (LOC: ABN Amro
                Bank N.V.)                                        2,000,000

See Notes to Financial Statements


8    Tax-Free Money Market                          American Century Investments


                            SCHEDULE OF INVESTMENTS
                             TAX-FREE MONEY MARKET
MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 2,000,000   McCook Village Rev., Series 1996 B,
                (St. Andrew Society), VRDN,
                3.90%, 6/5/97 (LOC: Northern
                Trust Company)                                   $2,000,000
                                                                 ----------
                                                                  8,625,000
                                                                 ----------
INDIANA-4.1%
  1,000,000   Huntington Economic Development
                Rev., (Allied Signal Inc. Project),
                VRDN, 4.05%, 6/4/97
                (Corporate Guarantee: Allied
                Signal Inc.)                                      1,000,000
    500,000   Lawrenceburg Multi-School
                Building Corporation Rev., 4.00%,
                8/1/97 (FSA)                                        500,000
  2,100,000   Westfield Economic Development
                Rev., (Porter Project), VRDN,
                4.00%, 6/5/97 (LOC: Bank
                of America)                                       2,100,000
                                                                 ----------
                                                                  3,600,000
                                                                 ----------
KANSAS-2.3%
  2,000,000   Burlington Pollution Control Rev.,
                Series 1985 A, Commercial
                Paper, 3.70%, 7/25/97
                (LOC: Toronto Dominion Bank)                      2,000,000
                                                                 ----------
KENTUCKY-4.3%
  1,320,000   Kentucky Housing Corp. Rev.,
                Series D, 4.00%,12/31/97
                (GIC: Bayerische Landesbank
                Girozentrale)                                     1,320,000
  2,400,000   Mayfield Multi-City Lease Rev.,
                Series 1996, VRDN, 4.15%,
                6/4/97 (LOC: PNC Bank)                            2,400,000
                                                                 ----------
                                                                  3,720,000
                                                                 ----------
LOUISIANA-9.7%
  2,000,000   Calcasieu Parish Sales Tax Rev.,
                (District No. 4-A Sales and
                Use Tax), VRDN, 3.90%, 6/5/97
                (LOC: National Westminster
                Bank PLC)                                         2,000,000
    800,000   Louisiana Public Facility Auth. Rev.,
                (Green Briar Hospital), VRDN,
                4.05%, 6/4/97 (LOC: Societe
                Generale)                                           800,000

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 3,000,000   Louisiana Public Facility Auth. Rev.,
                (Linlake Ventures), VRDN, 3.95%,
                6/2/97 (LOC: Lincoln National
                Corp.)                                           $3,000,000
  2,600,000   South Louisiana Port Commission
                Rev., Series 1997, (Holnam Inc.
                Project), VRDN, 4.00%, 6/4/97
                (LOC: ABN Amro Bank N.V.)                         2,600,000
                                                                 ----------
                                                                  8,400,000
                                                                 ----------
MISSOURI-5.2%
  2,500,000   Missouri Housing Development
                Commission Mortgage Rev.,
                4.05%, 4/15/98 (GIC: AMBAC)                       2,500,000
  2,000,000   Missouri Industrial Development
                Board Rev., Series 1989, VRDN,
                4.30%, 6/4/97 (LOC: Dai-Ichi
                Kangyo Bank, Ltd. and Industrial
                Bank of Japan)                                    2,000,000
                                                                 ----------
                                                                  4,500,000
                                                                 ----------
MONTANA-2.3%
  2,000,000   Montana Tax and Rev. Anticipation
                Notes, 4.50%, 6/27/97                             2,001,119
                                                                 ----------
NEVADA-0.9%
    800,000   Clark County Industrial
                Development Rev., Series
                1995 A, (Nevada Power), VRDN,
                4.15%, 6/4/97 (LOC: Barclays
                Bank PLC)                                           800,000
                                                                 ----------
NEW MEXICO-3.7%
  2,200,000    Farmington Pollution Control Rev.,
                Series 1997 A, (San Juan
                Project), VRDN, 4.05%, 6/4/97
                (LOC: Bank of America)                            2,200,000
  1,000,000   Santa Fe Gross Receipts Tax Rev.,
                Series A, 3.90%,
                6/1/97 (AMBAC)                                    1,000,000
                                                                 ----------
                                                                  3,200,000
                                                                 ----------

See Notes to Financial Statements


Annual Report                                         Tax-Free Money Market    9


                            SCHEDULE OF INVESTMENTS
                             TAX-FREE MONEY MARKET
MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

OHIO-6.1%
$ 3,255,000   Ohio State Building Auth. Rev.,
                Series A, (Adult Correctional
                Building), 4.50%, 4/1/98                       $  3,265,888
  2,000,000   Ohio State Water Development
                Pollution Control Rev., Commercial
                Paper, Series 1988 A, 3.85%,
                7/16/97 (FGIC, General
                Electric Capital Corp. Liquidity)                 2,000,000
                                                                 ----------
                                                                  5,265,888
                                                                 ----------
OREGON-1.2%
  1,000,000   Oregon State GO, (Veterans
                Welfare), 4.05%, 2/2/98                           1,000,000
                                                                 ----------
SOUTH CAROLINA-2.3%
  2,000,000   Berkeley County Pollution Control
                Rev., Series 1996, VRDN, 3.90%,
                6/5/97 (LOC: Royal Bank of
                Canada)                                           2,000,000
                                                                 ----------
TENNESSEE-2.3%
  2,000,000   Chattanooga Industrial Development
                Rev., (Market Street Limited
                Project), VRDN, 3.95%, 6/4/97
                (LOC: Credit Suisse First Boston,
                Inc.)                                             2,000,000
                                                                 ----------
TEXAS-5.7%
    575,000   Arlington Hospital Auth. Rev.,
                (Arlington Memorial Hospital),
                5.50%, 12/1/97 (FSA)                                579,932
    500,000   Dallas GO, (Denton and Collin Co.),
                4.20%, 2/15/98                                      500,000
    780,000   Houston Water and Sewer System
                Rev., 8.00%, 12/1/97,
                Prerefunded at 102% of Par(1)                       812,069
  3,000,000   Texas Tax and Rev. Anticipation
                Notes, 4.75%, 8/29/97                             3,005,861
                                                                 ----------
                                                                  4,897,862
                                                                 ----------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

WASHINGTON-1.2%
$ 1,000,000   Washington State Housing Finance
                Commission Rev., Series 1A,
                4.00%, 4/1/98 (GIC: FGIC)                      $  1,000,000
                                                                 ----------
WISCONSIN-4.4%
  1,800,000   Pleasant Prairie Industrial
                Development Rev., Series 1995,
                (Muskie Enterprises), VRDN,
                4.05%, 6/5/97 (LOC: Bank of
                Montreal)                                         1,800,000
  2,000,000   Whitewater Industrial Development
                Rev., (Mac Lean Fogg Co.
                Project), VRDN, 4.00%,
                6/4/97 (LOC: Bank of America)                     2,000,000
                                                                 ----------
                                                                  3,800,000
                                                                 ----------
TOTAL INVESTMENT SECURITIES-100.0%                              $86,496,063
                                                                ===========

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GIC = Guaranteed Investment Contract
GO = General Obligation
LOC = Letter of Credit
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1997.
(1) Escrowed in U.S. Government Securities.

See Notes to Financial Statements


10   Tax-Free Money Market                          American Century Investments


                                                INTERMEDIATE-TERM TAX-FREE

                                             30-Day                  30-Day Tax-Equivalent Yields
                                               SEC           28%           31%           36%           39.6%
                                              Yield      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

CURRENT YIELDS AS OF MAY 31, 1997
Intermediate-Term Tax-Free                    4.30%         5.97%         6.23%         6.72%          7.12%

                                                                        AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF MAY 31, 1997
Intermediate-Term Tax-Free .................  1.23%         6.16%         5.64%         6.01%          6.82%
Lehman 5-Year General Obligation Index .....  1.28%         6.08%         5.90%         6.02%          6.82%
Average Intermediate Municipal
Debt Fund(1) ...............................  1.28%         6.23%         5.79%         6.01%          6.98%
Fund's Ranking Among Intermediate
Municipal Debt Funds(1) ....................   --       72 out of 133 61 out of 100 16 out of 36   11 out of 20

(1) According to Lipper Analytical Services.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
Value on 5/31/97

Intermediate-Term Tax-Free $19,336
Lehman 5-Year GO Index     $19,335

              Intermediate-Term Tax-Free  Lehman 5-Year GO Index
May-87                 $10,000                   $10,000
Jun-87                 $10,208                   $10,211
Jul-87                 $10,397                   $10,329
Aug-87                 $10,379                   $10,349
Sep-87                 $10,000                   $10,001
Oct-87                 $10,095                   $10,148
Nov-87                 $10,297                   $10,270
Dec-87                 $10,426                   $10,383
Jan-88                 $10,742                   $10,639
Feb-88                 $10,832                   $10,746
Mar-88                 $10,751                   $10,705
Apr-88                 $10,835                   $10,803
May-88                 $10,775                   $10,673
Jun-88                 $10,830                   $10,750
Jul-88                 $10,886                   $10,800
Aug-88                 $10,884                   $10,768
Sep-88                 $10,996                   $10,873
Oct-88                 $11,122                   $10,967
Nov-88                 $11,047                   $10,909
Dec-88                 $11,117                   $10,939
Jan-89                 $11,246                   $11,096
Feb-89                 $11,141                   $10,978
Mar-89                 $11,087                   $10,908
Apr-89                 $11,278                   $11,096
May-89                 $11,469                   $11,297
Jun-89                 $11,562                   $11,421
Jul-89                 $11,727                   $11,588
Aug-89                 $11,660                   $11,543
Sep-89                 $11,647                   $11,548
Oct-89                 $11,745                   $11,558
Nov-89                 $11,933                   $11,705
Dec-89                 $12,039                   $11,800
Jan-90                 $12,069                   $11,806
Feb-90                 $12,125                   $11,894
Mar-90                 $12,078                   $11,857
Apr-90                 $12,020                   $11,819
May-90                 $12,267                   $12,035
Jun-90                 $12,375                   $12,123
Jul-90                 $12,539                   $12,267
Aug-90                 $12,369                   $12,225
Sep-90                 $12,403                   $12,251
Oct-90                 $12,647                   $12,431
Nov-90                 $12,848                   $12,610
Dec-90                 $12,863                   $12,657
Jan-91                 $13,092                   $12,843
Feb-91                 $13,190                   $12,960
Mar-91                 $13,173                   $12,930
Apr-91                 $13,334                   $13,092
May-91                 $13,424                   $13,158
Jun-91                 $13,390                   $13,157
Jul-91                 $13,499                   $13,288
Aug-91                 $13,681                   $13,459
Sep-91                 $13,891                   $13,624
Oct-91                 $13,995                   $13,728
Nov-91                 $14,014                   $13,771
Dec-91                 $14,361                   $14,081
Jan-92                 $14,370                   $14,108
Feb-92                 $14,319                   $14,117
Mar-92                 $14,262                   $14,070
Apr-92                 $14,379                   $14,193
May-92                 $14,535                   $14,320
Jun-92                 $14,780                   $14,527
Jul-92                 $15,246                   $14,908
Aug-92                 $15,015                   $14,796
Sep-92                 $15,162                   $14,889
Oct-92                 $15,012                   $14,841
Nov-92                 $15,259                   $15,020
Dec-92                 $15,393                   $15,125
Jan-93                 $15,624                   $15,288
Feb-93                 $16,145                   $15,687
Mar-93                 $15,850                   $15,509
Apr-93                 $15,999                   $15,608
May-93                 $16,026                   $15,664
Jun-93                 $16,285                   $15,875
Jul-93                 $16,228                   $15,886
Aug-93                 $16,575                   $16,102
Sep-93                 $16,786                   $16,218
Oct-93                 $16,818                   $16,242
Nov-93                 $16,676                   $16,195
Dec-93                 $16,959                   $16,417
Jan-94                 $17,161                   $16,572
Feb-94                 $16,731                   $16,262
Mar-94                 $16,319                   $15,899
Apr-94                 $16,382                   $16,060
May-94                 $16,496                   $16,150
Jun-94                 $16,449                   $16,112
Jul-94                 $16,667                   $16,288
Aug-94                 $16,722                   $16,366
Sep-94                 $16,551                   $16,243
Oct-94                 $16,366                   $16,153
Nov-94                 $16,145                   $16,049
Dec-94                 $16,366                   $16,190
Jan-95                 $16,630                   $16,346
Feb-95                 $16,951                   $16,583
Mar-95                 $17,103                   $16,846
Apr-95                 $17,183                   $16,892
May-95                 $17,552                   $17,262
Jun-95                 $17,554                   $17,276
Jul-95                 $17,739                   $17,518
Aug-95                 $17,876                   $17,694
Sep-95                 $17,945                   $17,748
Oct-95                 $18,121                   $17,822
Nov-95                 $18,309                   $17,974
Dec-95                 $18,445                   $18,072
Jan-96                 $18,658                   $18,288
Feb-96                 $18,609                   $18,225
Mar-96                 $18,356                   $18,129
Apr-96                 $18,348                   $18,102
May-96                 $18,320                   $18,080
Jun-96                 $18,406                   $18,208
Jul-96                 $18,609                   $18,328
Aug-96                 $18,616                   $18,366
Sep-96                 $18,761                   $18,505
Oct-96                 $18,943                   $18,677
Nov-96                 $19,210                   $18,936
Dec-96                 $19,147                   $18,908
Jan-97                 $19,174                   $18,959
Feb-97                 $19,318                   $19,094
Mar-97                 $19,111                   $18,878
Apr-97                 $19,189                   $18,972
May-97                 $19,336                   $19,335

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


PORTFOLIO AT A GLANCE
                           5/31/97     5/31/96
Number of Securities         51          54
Weighted Average Maturity 7.4 years   7.2 years
Average Duration          5.4 years   5.4 years
Expense Ratio               0.67%       0.70%

                 Many of the investment terms in this report are
                       defined in the Glossary on page 37.


Annual Report                                    Intermediate-Term Tax-Free   11

                           INTERMEDIATE-TERM TAX-FREE

Management Q & A

An interview with Joel Silva, a portfolio manager on the Tax-Free funds management team.

How did the fund perform?

The fund produced a favorable return for the period. For the fiscal year ended May 31, 1997, the fund's total return of 6.16% nearly matched the 6.23% average return of the 133 "Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

You decreased the percentage of California municipal securities in the fund from 19% six months ago to only 9% at the end of the period. Why?

As we mentioned in the previous report, we purchased some California municipals at very attractive prices after the Orange County bankruptcy. Thanks to our strong credit staff, we also found many California municipal securities outside of Orange County that we felt had a strong potential to appreciate.

As California's economy continued to improve, the market's trepidation over buying municipals issued by the state largely dissipated, causing California municipal securities in general to appreciate. The securities that benefited the most from California's improving economy were general obligation bonds (GOs), which are backed by the full faith and credit of the issuer and are repaid from the revenues that the issuer generates.

When we felt that the prices on some of the fund's California GOs had topped out, we decided to lock in gains by selling them. We used the proceeds to purchase municipals in a few other states that we felt offered similar opportunities to add value to the fund's returns.

[bar graph - data below]

INTERMEDIATE-TERM TAX-FREE'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended May 31)

              Intermediate-Term Tax-Free  Lehman 5-Year GO Index
5/88                     7.75%                     6.73%
5/89                     6.44%                     5.85%
5/90                     6.95%                     6.37%
5/91                     9.43%                     9.34%
5/92                     8.33%                     8.83%
5/93                    10.27%                     9.38%
5/94                     2.90%                     3.10%
5/95                     6.40%                     6.89%
5/96                     4.38%                     4.74%
5/97                     6.16%                     6.08%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 36 for a definition of the index.


12   Intermediate-Term Tax-Free                     American Century Investments


                           INTERMEDIATE-TERM TAX-FREE

Is that why the fund's percentage of New York municipals rose over the last six months?

That's right. Late in 1996, New York issued a larger-than-normal amount of municipal securities at very attractive prices. We added some of these securities to the fund because we expected New York to benefit from generally improving economic and credit conditions. That expectation paid off handsomely.

New York had a large fiscal surplus in 1996, and although the state still has some welfare issues to tackle, its economy continued to improve. Rather than GOs, however, the types of undervalued securities that we looked for in New York were COPs and lease agreements. These types of municipals are issued to finance public property improvements and equipment purchases and usually offer higher yields than GOs. As awareness of these attractively priced COPs and lease agreements increased, their values rose.

Why did you increase the fund's holdings of revenue bonds?

Primarily to take advantage of the relatively range-bound nature of the market. During such periods, interest payments generally contribute more to a fund's returns than price appreciation. We bought revenue bonds, COPs and lease agreements because they tend to offer relatively high yields.

Have you changed the fund's positioning in the past six months?

Yes. The main adjustments we made were to the fund's structure. By early 1997, we had shifted the fund toward more of a barbell. (A barbell overweights a fund in short- and long-term securities and underweights intermediate-term maturities.) That helped the fund's returns as concerns that the Federal Reserve would raise rates caused the yield curve to flatten.

However, we recently shifted the fund to more of a bullet. (A bullet clusters a fund's bond maturities around a single, usually intermediate-term, maturity.) A bullet tends to perform best when the yield curve is moving from flat to steep.

We  made  only  slight   adjustments   to  the  fund's   duration,   keeping  it
conservatively positioned within a narrow range around 5.4 years--roughly neutral to the fund's peers.

TOP FIVE STATES (% of fund investments)
                 As of                      As of
                 5/31/97                  11/30/96
Washington         17%      California       19%
Texas              16%      Texas            17%
California          9%      Washington       12%
New York            9%      Illinois          6%
Florida             6%      Oklahoma          5%

[pie charts]

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 5/31/97)
Revenue Bonds 60%
GO 22%
COPs/Leases 11%
Prerefunded/ETM 7%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 11/30/96)
Revenue Bonds 43%
GO 19%
COPs/Leases 12%
Other 26%


Annual Report                                    Intermediate-Term Tax-Free   13


                           INTERMEDIATE-TERM TAX-FREE

How will the proposed merger with the Benham Intermediate-Term Tax-Exempt fund affect this fund?

Shareholders will see no change to the fund's management. The new, combined fund will have all of this fund's investment objectives and policies, so we'll continue to manage the new fund in the same way we've managed this one. The only significant difference is that the new fund will carry the performance history of the Intermediate-Term Tax-Exempt fund.

What is your outlook for interest rates over the next six months?

Currently, the market seems to be expecting economic growth to slow, allowing the Fed to hold short-term rates steady. However, we disagree somewhat with that notion. Consumer confidence remains at a 28-year high, and the manufacturing sector continues to show surprising strength. With labor markets already tight, that combination may cause inflation to appear on the horizon.

On the other hand, the federal funds rate--the rate at which Federal Reserve member banks borrow money from each other to meet overnight cash reserve requirements--is already at a historically restrictive level. That means that economic growth going forward will likely stay fairly well contained. As such, we believe that the Fed should not need to raise rates dramatically to keep inflation within manageable levels.

What is your outlook for the municipal market?

If U.S. economic growth continues to slow, municipal securities could rally; but any signs of an overheating economy will likely push municipal bond prices lower.

Another important factor is the relative performance of municipal and Treasury securities. For the first five months of 1997, municipals significantly outperformed Treasurys, a situation caused in part by relatively low municipal issuance.

Although municipal issuance should remain fairly light for the near future, the likelihood that municipal bonds will continue to outperform Treasurys is diminishing--municipal prices have reached levels that are considered historically expensive compared with like-maturity Treasurys. If municipals continue this trend much longer, investor demand could eventually shift back to Treasurys, removing a key support for municipal bond prices.

With this outlook in mind, what are your plans for the fund going forward?

We plan to maintain the fund's current neutral position, which we believe will allow us to respond appropriately if the economic outlook changes dramatically. In addition, we will continue to monitor the performance of municipal versus Treasury securities. With the help of our credit research team, we'll look for securities that we believe will enhance the fund's returns.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
AAA 65%
AA 15%
A 15%
BBB 5%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)
AAA 68%
AA 18%
A 13%
BBB 1%


14   Intermediate-Term Tax-Free                     American Century Investments


                            SCHEDULE OF INVESTMENTS
                           INTERMEDIATE-TERM TAX-FREE

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES
ALABAMA-1.7%
$ 1,000,000   Alabama Municipal Electric Power
                Auth. Rev., 6.10%, 9/1/99 (MBIA)                 $1,038,980
                                                                 ----------
ALASKA-0.9%
    500,000   Anchorage Hospital Rev., Series
                1991, (Sisters of Providence),
                6.50%, 10/1/99                                      520,440
                                                                 ----------
CALIFORNIA-9.3%
  2,170,000   California Housing Finance Agency
                Rev., 5.60%, 8/1/09 (MBIA)                        2,219,020
  1,100,000   California Public Works Board Rev.
                Certificates of Participation,
                (Various Universities), 6.15%,
                11/1/09                                           1,176,989
  1,100,000   Sacramento Regional Transportation
                Certificates of Participation, Series
                A, 6.20%, 3/1/00                                  1,147,443
  1,000,000   State of California GO, 5.75%,
                10/1/10                                           1,059,770
                                                                 ----------
                                                                  5,603,222
                                                                 ----------
FLORIDA-6.1%
    700,000   Broward County School District
                GO, 6.75%, 2/15/00                                  740,439
  1,000,000   Dade County Rev., (Seaport),
                6.25%, 10/1/06 (MBIA)                             1,104,440
  1,000,000   Dade County Water and Sewer
                System Rev., 5.125%, 10/1/09
                (FGIC)                                            1,000,840
    775,000   Lakeland Electric and Water Rev.,
                Series B, 6.00%, 10/1/09 (FGIC)                     839,333
                                                                 ----------
                                                                  3,685,052
                                                                 ----------
GEORGIA-4.6%
  2,495,000   Fulton County Water and Sewer
                Rev., 6.25%, 1/1/09 (FGIC)                        2,746,995
                                                                 ----------
HAWAII-1.8%
  1,000,000   Hawaii GO, Series A, 7.00%,
                6/1/00 (FGIC)(1)                                  1,071,080
                                                                 ----------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

ILLINOIS-5.2%
$ 2,000,000   City of Chicago GO, (Emergency
                Telephone), 5.25%, 1/1/04
                (FGIC)                                           $2,041,720
  1,000,000   Illinois Education Facility Auth. Rev.,
                Series A, (Loyola University),
                6.30%, 7/1/98                                     1,025,020
     30,000   Metropolitan Pier and Exposition
                Auth. Rev., (McCormick Place
                Project), 5.20%, 6/15/99(1)                          30,568
                                                                 ----------
                                                                  3,097,308
                                                                 ----------
INDIANA-1.6%
  1,000,000   South Montgomery Industrial
                Building Improvement Certificates
                of Participation, 3.94%, 1/1/98
                (AMBAC)(2)                                          977,390
                                                                 ----------
MASSACHUSETTS-1.7%
  1,000,000   Massachusetts GO, Series A,
                5.40%, 11/1/06                                    1,032,370
                                                                 ----------
MICHIGAN-2.5%
  1,500,000   Detroit Water Supply System Rev.,
                Series A, 5.30%, 7/1/09 (MBIA)                    1,524,450
                                                                 ----------
NEW JERSEY-1.8%
  1,000,000   New Jersey Transportation Trust
                Fund Auth. Rev., Series A, 6.00%,
                12/15/05 (MBIA)                                   1,080,710
                                                                 ----------
NEW YORK-8.7%
  1,000,000   New York State Dormitory Auth.
                Rev. Certificates of Participation,
                Series A, (Mental Health Service
                Facility), 5.30%, 2/15/04                         1,004,960
  1,000,000   New York State Dormitory Auth.
                Rev., Series E, (Mental Health
                Service Facility), 6.00%,
                8/15/04 (AMBAC)                                   1,067,920
  1,000,000   New York State Thruway Auth.
                Rev., Series A, (Highway &
                Bridge Trust Fund), 6.00%,
                4/1/07 (AMBAC)                                    1,079,700
  1,000,000   New York State Thruway Auth.
                Service Contract Rev. Certificates
                of Participation, 5.30%, 4/1/04                   1,005,050

See Notes to Financial Statements


Annual Report                                    Intermediate-Term Tax-Free   15


                            SCHEDULE OF INVESTMENTS
                           INTERMEDIATE-TERM TAX-FREE

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 1,000,000   New York State Urban
                Development Corp. Rev.
                Certificates of Participation,
                6.25%, 4/1/05 (MBIA)                             $1,085,880
                                                                 ----------
                                                                  5,243,510
                                                                 ----------
NORTH CAROLINA-3.6%
  2,000,000   North Carolina Eastern Municipal
                Power Agency Rev., Series 1993,
                6.00%, 1/1/06 (FSA)                               2,136,700
                                                                 ----------
OHIO-1.8%
  1,000,000   Ohio State Building Auth. Rev.
                Certificates of Participation,
                Series A, (Correctional Facility),
                6.25%, 10/1/00                                    1,053,890
                                                                 ----------
OKLAHOMA-4.7%
  2,500,000   Oklahoma Industrial Auth. Health
                System Rev., Series 1995 C,
                7.00%, 8/15/04 (AMBAC)                            2,827,500
                                                                 ----------
PENNSYLVANIA-3.1%
  1,000,000   Philadelphia Parking Auth. Rev.,
                5.50%, 9/1/04 (AMBAC)                             1,037,720
    845,000   Philadelphia Water and Wastewater
                Rev., 5.00%, 6/15/12 (FGIC)                         802,125
                                                                 ----------
                                                                  1,839,845
                                                                 ----------
TEXAS-15.8%
    115,000   Austin County GO, Series C,
                6.75%, 9/1/00, Prerefunded
                at Par(1)                                           122,864
    885,000   Austin County GO, Series C, 6.75%,
                9/1/01                                              946,207
  1,000,000   Denison Hospital Auth. Rev.,
                (Texoma Medical Center), 5.90%,
                8/15/07                                           1,011,360
  1,500,000   Harris County Health Facility
                Memorial Hospital Rev., (Systems
                Project), 6.80%, 6/1/01(1)                        1,621,380
    500,000   North Texas Higher Education
                Student Loan Rev., 6.875%,
                4/1/02 (AMBAC)                                      527,635
  1,000,000   State of Texas GO, Series 1995,
                6.50%, 10/1/03                                    1,096,710

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 2,000,000   Texas Municipal Power Agency Rev.,
                5.75%, 9/1/02 (MBIA)                           $  2,101,800
  1,000,000   Texas Municipal Power Agency Rev.,
                5.25%, 9/1/09 (MBIA)                              1,012,100
  1,000,000   Texas Turnpike Auth. Rev., Series
                1990 A, 7.00%, 1/1/99,
                Prerefunded at 102% of Par
                (AMBAC)(1)                                        1,061,130
                                                                 ----------
                                                                  9,501,186
                                                                 ----------
UTAH-4.2%
  1,465,000   Utah Housing Finance Agency
                Single Family Mortgage Rev.,
                5.65%, 7/1/06                                     1,493,582
  1,000,000   Utah State MFC University Rev.,
                Series 1991, (Utah Hospital),
                6.60%, 5/15/00                                    1,054,840
                                                                 ----------
                                                                  2,548,422
                                                                 ----------
WASHINGTON-17.3%
  1,000,000   Pierce County School District No.
                3 GO, Series B, 5.80%, 12/1/99                    1,033,320
  1,000,000   Pierce County School District No.
                320 GO, 5.75%, 12/1/02                            1,044,430
  1,435,000   Port Seattle Rev., Series B, 5.10%,
                10/1/03 (FGIC)                                    1,444,155
  2,000,000   Snohomish County Public Utility
                District Rev., Series 1993,
                5.625%, 1/1/05 (FGIC)                             2,083,140
  1,000,000   Snohomish County School District
                No. 15 GO, 6.125%, 12/1/03                        1,051,020
  1,000,000   Spokane County School District No.
                356 GO, 6.00%, 12/1/06 (FGIC)                     1,074,130
  1,000,000   Washington Public Power Supply
                System Rev., (Project No. 1),
                7.10%, 7/1/01 (FGIC)                              1,084,810
  1,000,000   Washington Public Power Supply
                System Rev., (Project No. 1),
                5.50%, 7/1/04                                     1,025,280
    500,000   Washington Public Power Supply
                System Rev., Series C, 7.00%,
                7/1/01 (FGIC)                                       541,890
                                                                 ----------
                                                                 10,382,175
                                                                 ----------

See Notes to Financial Statements


16   Intermediate-Term Tax-Free                     American Century Investments


                            SCHEDULE OF INVESTMENTS
                           INTERMEDIATE-TERM TAX-FREE

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

WISCONSIN-3.6%
$ 1,000,000   Wisconsin State Health and
                Educational Facility Rev., (Aurora
                Medical Group), 6.00%,
                11/15/00 (FSA)                                $   1,072,210
  1,060,000   Wisconsin State Health and
                Educational Facility Rev., Series B,
                (Wausau Hospital), 6.30%,
                8/15/00 (AMBAC)                                   1,113,997
                                                                 ----------
                                                                  2,186,207
                                                                 ----------
TOTAL INVESTMENT SECURITIES-100.0%                              $60,097,432
   (Cost $58,207,224)                                           ===========


Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GO = General Obligation
MBIA = Municipal Bond Insurance Association
(1) Escrowed in U.S. Government Securities.
(2)Security is a zero-coupon municipal bond. The yield to maturity at May 31, 1997, is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


Annual Report                                    Intermediate-Term Tax-Free   17

                                                    LONG-TERM TAX-FREE

                                             30-Day                  30-Day Tax-Equivalent Yields
                                               SEC           28%           31%           36%           39.6%
                                              Yield      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

CURRENT YIELDS AS OF MAY 31, 1997
Long-Term Tax-Free                            4.85%         6.74%         7.03%         7.58%          8.03%

                                                                        AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF MAY 31, 1997
Long-Term Tax-Free .......................    1.76%         8.41%         6.80%         7.26%          7.85%
Lehman Long-Term Municipal Bond Index ....    1.65%        10.04%         8.47%         8.05%          9.40%
Average General Municipal
Debt Fund(1) .............................    1.36%         7.60%         6.46%         6.65%          7.87%
Fund's Ranking Among General
Municipal Debt Funds(1) ..................     --       47 out of 226 61 out of 174 15 out of 106  35 out of 67

(1) According to Lipper Analytical Services.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
Value on 5/31/97

Long-Term Tax-Free         $21,296
Lehman Long-Term Municipal Index    $24,564

                  Long-Term Tax-Free Lehman Long-Term Municipal Index
May-87                 $10,000                   $10,000
Jun-87                 $10,179                   $10,319
Jul-87                 $10,270                   $10,414
Aug-87                 $10,267                   $10,460
Sep-87                  $9,738                   $10,033
Oct-87                  $9,641                   $10,033
Nov-87                  $9,870                   $10,353
Dec-87                 $10,028                   $10,488
Jan-88                 $10,473                   $10,907
Feb-88                 $10,585                   $11,035
Mar-88                 $10,368                   $10,877
Apr-88                 $10,445                   $10,963
May-88                 $10,432                   $10,974
Jun-88                 $10,601                   $11,188
Jul-88                 $10,672                   $11,263
Aug-88                 $10,702                   $11,308
Sep-88                 $10,876                   $11,564
Oct-88                 $11,094                   $11,827
Nov-88                 $10,986                   $11,700
Dec-88                 $11,154                   $11,904
Jan-89                 $11,348                   $12,184
Feb-89                 $11,222                   $12,013
Mar-89                 $11,218                   $12,023
Apr-89                 $11,479                   $12,376
May-89                 $11,743                   $12,662
Jun-89                 $11,892                   $12,855
Jul-89                 $12,066                   $13,025
Aug-89                 $11,877                   $12,827
Sep-89                 $11,742                   $12,788
Oct-89                 $11,896                   $12,957
Nov-89                 $12,146                   $13,232
Dec-89                 $12,228                   $13,330
Jan-90                 $12,078                   $13,195
Feb-90                 $12,227                   $13,344
Mar-90                 $12,214                   $13,358
Apr-90                 $11,980                   $13,195
May-90                 $12,424                   $13,567
Jun-90                 $12,524                   $13,701
Jul-90                 $12,802                   $13,942
Aug-90                 $12,389                   $13,611
Sep-90                 $12,360                   $13,589
Oct-90                 $12,670                   $13,877
Nov-90                 $12,962                   $14,229
Dec-90                 $13,043                   $14,292
Jan-91                 $13,235                   $14,483
Feb-91                 $13,251                   $14,585
Mar-91                 $13,269                   $14,620
Apr-91                 $13,467                   $14,846
May-91                 $13,601                   $15,021
Jun-91                 $13,519                   $14,993
Jul-91                 $13,707                   $15,225
Aug-91                 $13,888                   $15,444
Sep-91                 $14,126                   $15,667
Oct-91                 $14,285                   $15,831
Nov-91                 $14,277                   $15,851
Dec-91                 $14,728                   $16,228
Jan-92                 $14,657                   $16,218
Feb-92                 $14,684                   $16,244
Mar-92                 $14,629                   $16,285
Apr-92                 $14,765                   $16,440
May-92                 $15,018                   $16,681
Jun-92                 $15,346                   $17,003
Jul-92                 $16,007                   $17,627
Aug-92                 $15,691                   $17,390
Sep-92                 $15,719                   $17,467
Oct-92                 $15,386                   $17,176
Nov-92                 $15,839                   $17,659
Dec-92                 $16,084                   $17,888
Jan-93                 $16,281                   $18,057
Feb-93                 $17,141                   $18,897
Mar-93                 $16,810                   $18,669
Apr-93                 $17,114                   $18,925
May-93                 $17,212                   $19,081
Jun-93                 $17,526                   $19,440
Jul-93                 $17,457                   $19,459
Aug-93                 $17,973                   $19,957
Sep-93                 $18,239                   $20,217
Oct-93                 $18,224                   $20,255
Nov-93                 $17,997                   $20,010
Dec-93                 $18,377                   $20,526
Jan-94                 $18,591                   $20,769
Feb-94                 $18,022                   $20,081
Mar-94                 $17,259                   $18,882
Apr-94                 $17,273                   $19,028
May-94                 $17,478                   $19,250
Jun-94                 $17,368                   $19,019
Jul-94                 $17,742                   $19,508
Aug-94                 $17,732                   $19,549
Sep-94                 $17,464                   $19,096
Oct-94                 $17,120                   $18,509
Nov-94                 $16,854                   $18,021
Dec-94                 $17,247                   $18,660
Jan-95                 $17,723                   $19,482
Feb-95                 $18,206                   $20,274
Mar-95                 $18,358                   $20,518
Apr-95                 $18,341                   $20,507
May-95                 $18,927                   $21,381
Jun-95                 $18,696                   $20,988
Jul-95                 $18,834                   $21,095
Aug-95                 $19,021                   $21,392
Sep-95                 $19,169                   $21,559
Oct-95                 $19,543                   $22,081
Nov-95                 $19,998                   $22,650
Dec-95                 $20,299                   $23,004
Jan-96                 $20,342                   $23,103
Feb-96                 $20,150                   $22,821
Mar-96                 $19,734                   $22,403
Apr-96                 $19,618                   $22,314
May-96                 $19,637                   $22,325
Jun-96                 $19,855                   $22,669
Jul-96                 $20,036                   $22,894
Aug-96                 $20,054                   $22,864
Sep-96                 $20,371                   $23,372
Oct-96                 $20,585                   $23,658
Nov-96                 $20,920                   $24,166
Dec-96                 $20,761                   $24,021
Jan-97                 $20,817                   $23,973
Feb-97                 $21,027                   $24,232
Mar-97                 $20,758                   $23,813
Apr-97                 $20,976                   $24,094
May-97                 $21,296                   $24,564

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                             5/31/97     5/31/96
Number of Securities           42          36
Weighted Average Maturity  17.4 years  17.3 years
Average Duration            7.8 years   8.0 years
Expense Ratio                 0.67%       0.70%

                 Many of the investment terms in this report are
                       defined in the Glossary on page 37.


18   Long-Term Tax-Free                             American Century Investments


                               LONG-TERM TAX-FREE

Management Q & A

An interview with Dave MacEwen, a senior portfolio manager on the Tax-Free funds management team.

How did the fund perform?

The fund performed very well relative to its peers. For the fiscal year ended May 31, 1997, the fund returned 8.41%, compared with the 7.60% average return of the 226 "General Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's longer-term returns are also quite strong. For example, the fund's five-year return places it in the top 15% of its peer group. (See the Total Returns table on the previous page for other fund performance comparisons.) Security selection and our conservative, team-oriented management approach were responsible for the fund's strong performance.

How was the fund positioned during the period?

We made minor adjustments to its positioning during the period in response to changing market conditions. The fund's average maturity as of May 31, 1997, was
17.4 years, little changed from 17.3 years at the beginning of the period. However, its duration was slightly lower at period-end because we took profits by selling some long-term securities in late May. We extended the fund's duration back out by the first week of June in anticipation of slower economic growth--a move that benefited the fund as the market rallied throughout early June.

The fund can now hold securities rated BBB. What impact has this had on the fund's performance?

Our ability to buy the entire spectrum of investment-grade securities helped the fund's performance

[bar graph - data below]

LONG-TERM  TAX-FREE'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended May
31)

              Long-Term Tax-Free   Lehman Long-Term Municipal Bond Index
5/88                 4.37%                         9.75%
5/89                12.57%                        15.38%
5/90                 5.80%                         7.15%
5/91                 9.48%                        10.71%
5/92                10.47%                        11.05%
5/93                14.64%                        14.39%
5/94                 1.53%                         0.89%
5/95                 8.29%                        11.07%
5/96                 3.75%                         4.41%
5/97                 8.41%                        10.04%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 36 for a definition of the index.


Annual Report                                            Long-Term Tax-Free   19


                               LONG-TERM TAX-FREE

and allowed us to make better use of our municipal credit research team. We made several purchases of attractively valued BBB-rated securities during the period. We sold many of them at a profit as credit spreads--the difference in yield between securities with different credit ratings--declined.

While narrowing credit spreads made it difficult to find good values among lower-rated municipal securities, the New York municipal market still offered some opportunities. Though New York still has some welfare issues to contend with, the state's improving economy helped make its municipal securities particularly attractive. These undervalued, lower-rated bonds boosted the fund's yield and return as spreads contracted.

Why are credit spreads narrowing?

Primarily because of the strong growth of the economy. Strong economic growth has boosted local tax revenues and improved municipal budgets. As a result, municipal credit quality improved throughout the period (see page 4). Heavy demand for lower-rated, higher-yielding municipals also contributed to tighter spreads--with the bond market trading in a range, investors are trying to enhance performance by grabbing yield. These factors combined to send credit spreads to historic lows.

You are also able to invest up to 20% of the fund's assets in AMT paper. Have you taken advantage of this new investment policy?

Yes. AMT paper generally offers relatively high yields, but tighter yield spreads made it more difficult to find attractive values in this sector. We used the opportunity to sell some of our AMT holdings at a profit.

You held some Treasury put options at the end of the period. Why?

We bought Treasury put options as a form of insurance against a bond market decline. (A put option allows the bondholder to sell a security at a pre-determined price on a specified date.) Hedging the fund with Treasury puts allowed us to hold more long-term municipal securities than we otherwise would have felt comfortable with. That helped the fund during the period as long-term municipal bonds performed well.

TOP FIVE STATES (% of fund investments)
                 As of                      As of
                 5/31/97                  11/30/96
Illinois           19%      Illinois         16%
Massachussetts     10%      Washington        9%
California          9%      California        9%
Florida             9%      Texas             8%
Washington          8%      Florida           8%

[pie charts]

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE (as of  5/31/97)
Revenue  Bonds  68%
Prerefunded/ETM 15%
Land-Secured 6%
COPs/Leases 5%
GO 2%
Other 4%

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE (as of  11/30/96)
Revenue  Bonds 51%
COPs/Leases 14%
Prerefunded/ETM 10%
Other 25%


20   Long-Term Tax-Free                             American Century Investments

                               LONG-TERM TAX-FREE

How will the proposed merger with the Benham Long-Term Tax-Exempt fund affect this fund?

Shareholders will see no change to the fund's management. The new, combined fund will have all of this fund's investment objectives and policies, so we'll continue to manage the new fund in the same way we've managed this one. The only significant difference is that the new fund will carry the performance history of the Long-Term Tax-Exempt fund.

What is your outlook for the municipal market over the next six months?

Whether the bond market can sustain the rally begun in early June depends on the economy, Federal Reserve interest rate policy and inflation. Our current expectation is that economic growth will slow from its unsustainable first-quarter pace. Inflation seems tame, having risen just 2.2% over the last 12 months. In addition, "real" short-term interest rates (the nominal federal funds rate minus the inflation rate) are already at levels that should inhibit economic growth. As a result, we think municipal securities could rally if the economy continues to slow. Nevertheless, if wage pressures increase, fear of a Fed rate hike may send municipal bond prices lower.

Another important factor is the relative performance of municipals and Treasurys. Lately, municipal securities have significantly outperformed Treasurys, a situation caused in part by relatively low municipal debt issuance. Although municipal issuance should remain fairly light in the near future, the likelihood that municipal bonds will continue to outperform Treasurys is diminishing--their prices are currently considered historically expensive relative to Treasurys. If investor demand shifts back to Treasurys, municipal prices would lose a key support.

With this outlook in mind, what are your plans for the fund going forward?

We'll likely keep the fund's duration slightly longer than its peer group average. That would help the fund's performance if the economy continues to slow. We think it's possible that slower economic growth and high real interest rates could cause the market to begin to rally. We will also continue to work with our credit research team to look for attractively valued securities.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
AAA 48%
AA 43%
A 6%
BBB 3%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)
AAA 51%
AA 39%
A 7%
BBB 3%


Annual Report                                            Long-Term Tax-Free   21


                            SCHEDULE OF INVESTMENTS
                               LONG-TERM TAX-FREE

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES
ALABAMA-3.3%
$ 2,000,000   Alabama Special Care Facility
                Financing Auth. Rev., (Daughters
                of Charity), 5.00%, 11/1/25                      $1,800,140
                                                                 ----------
CALIFORNIA-7.2%
  1,000,000   Anaheim Public Financing Auth.
                Lease Rev. Certificates of
                Participation, Series C, (Public
                Improvement Projects), 6.00%,
                9/1/16 (FSA)                                      1,071,800
  1,500,000   Los Angeles County Metropolitan
                Transportation Auth. Sales Tax
                Rev., Series A, 5.25%, 7/1/27
                (MBIA)                                            1,429,200
  1,700,000   Los Angeles Wastewater Rev.,
                Series 1993 D, 4.70%, 11/1/19
                (FGIC)                                            1,469,854
                                                                 ----------
                                                                  3,970,854
                                                                 ----------
FLORIDA-5.8%
    855,000   Broward County Resource Recovery
                Facility Rev., Series 1984, (South
                Project), 7.95%, 12/1/08                            931,753
  1,000,000   Orlando Water and Electric Auth.
                Rev., Series D, 6.75%, 10/1/17                    1,167,350
  1,000,000   St. Petersburg Health Auth. Rev.,
                (Allegheny Health), 7.00%,
                12/1/15 (MBIA)                                    1,092,160
                                                                 ----------
                                                                  3,191,263
                                                                 ----------
GEORGIA-2.0%
  1,000,000   Georgia Municipal Electric Auth.
                Rev., 6.50%, 1/1/12 (MBIA)                        1,119,160
                                                                 ----------
ILLINOIS-17.3%
  1,965,000   Chicago Metropolitan Water
                Reclamation District Capital
                Improvement GO, 6.25%,
                12/1/14                                           2,094,906
  1,500,000   Illinois Dedicated Tax Rev., (Civic
                Center Project), 6.25%,
                12/15/20 (AMBAC)                                  1,631,790

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 1,500,000   Illinois Development Finance Auth.
                Pollution Control Rev., Series B,
                (Central Illinois Public Service),
                7.60%, 3/1/14                                    $1,620,195
    700,000   Illinois Health Facilities Auth. Rev.,
                Series C, (Evangelical Hospital),
                6.75%, 4/15/02, Prerefunded
                at 102% of Par(1)                                   773,794
  1,140,000   Illinois Health Facilities Auth. Rev.,
                Series C, (Evangelical Hospital),
                6.75%, 4/15/12(1)                                 1,261,547
  2,000,000   Springfield Water Rev., 6.50%,
                3/1/15                                            2,087,100
                                                                 ----------
                                                                  9,469,332
                                                                 ----------
INDIANA-4.2%
  1,000,000   Indiana Municipal Power Agency
                Rev., Series A, 7.10%, 1/1/00,
                Prerefunded at 102% of Par
                (AMBAC)(1)                                        1,082,750
  1,000,000   Indiana Transportation Financing
                Auth. Highway Rev., Series A,
                7.25%, 6/1/15                                     1,197,740
                                                                 ----------
                                                                  2,280,490
                                                                 ----------
MASSACHUSETTS-10.0%
  1,500,000   Massachusetts Bay Transportation
                Auth. Rev., Series A, 5.50%,
                3/1/22 (MBIA)                                     1,451,625
  1,000,000   Massachusetts Health and
                Education Auth. Rev., Series F,
                6.25%, 7/1/12 (AMBAC)                             1,091,770
  1,690,000   Massachusetts Housing Finance
                Agency Rev., Series 1992 H,
                6.75%, 11/15/12 (FNMA)                            1,790,285
  1,115,000   Massachusetts Housing Finance
                Agency Rev., Series 1993 A,
                6.375%, 4/1/21                                    1,151,973
                                                                 ----------
                                                                  5,485,653
                                                                 ----------

See Notes to Financial Statements


22   Long-Term Tax-Free                             American Century Investments


                            SCHEDULE OF INVESTMENTS
                               LONG-TERM TAX-FREE

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

NEW YORK-5.5%
$ 2,000,000   New York State Urban
                Development Corporation Rev.
                Certificates of Participation,
                (Correctional Facilities), Series 4,
                5.375%, 1/1/23                                   $1,836,240
  1,250,000   Port Authority New York and New
                Jersey Rev., 5.20%, 7/15/21
                (AMBAC)                                           1,189,738
                                                                 ----------
                                                                  3,025,978
                                                                 ----------
PENNSYLVANIA-3.3%
  2,000,000   Pennsylvania Intergovernmental
                Special Tax Rev., 5.00%,
                6/15/22 (MBIA)                                    1,805,840
                                                                 ----------
RHODE ISLAND-4.2%
  1,100,000   Rhode Island Clean Water Agency
                Rev., 6.70%, 1/1/15 (AMBAC)                       1,205,919
  1,000,000   Rhode Island Depositors Economic
                Special Obligation, 6.25%,
                8/1/16 (MBIA)                                     1,084,960
                                                                 ----------
                                                                  2,290,879
                                                                 ----------
SOUTH CAROLINA-5.2%
  1,500,000   Piedmont Municipal Power Agency
                Electric Rev., 6.75%, 1/1/19
                (FGIC)                                            1,734,090
    860,000   Piedmont Municipal Power Agency
                Electric Rev., Series 1991 A,
                6.50%, 1/1/16 (FGIC)                                966,262
    140,000   Piedmont Municipal Power Agency
                Electric Rev., Series 1991 A,
                6.50%, 1/1/16 (FGIC)(1)                             156,422
                                                                 ----------
                                                                  2,856,774
                                                                 ----------
TEXAS-5.0%
    600,000   Lower Colorado River Auth. Rev.,
                5.25%, 1/1/15(1)                                    591,504
  2,000,000   San Antonio Electric and Gas
                System Rev., 5.46%, 2/1/09
                (FGIC)(2)                                         1,066,660
  1,000,000   Tarrant County Health Facility Rev.,
                6.00%, 5/15/11 (MBIA)                             1,067,900
                                                                 ----------
                                                                  2,726,064
                                                                 ----------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

UTAH-2.3%
$ 1,000,000   Salt Lake City Hospital Rev.,
                Series A, (Intermountain Health
                Corporation), 8.125%, 5/15/15(1)               $  1,236,310
                                                                 ----------
VIRGINIA-5.3%
  1,000,000   Hampton Industrial Development
                Auth. Rev., Series A, (Sentara
                General Hospital), 6.50%,
                11/1/12                                           1,067,770
  1,750,000   Virginia State Housing Development
                Auth. Rev., Series F, (Single
                Family Mortgage), 7.10%,
                1/1/17                                            1,823,045
                                                                 ----------
                                                                  2,890,815
                                                                 ----------
WASHINGTON-8.1%
  1,405,000   Port of Seattle Rev., 7.50%,
                12/1/00, Prefunded at 102%
                of Par (AMBAC)(1)                                 1,565,451
  1,625,000   Seattle Metropolitan Sewer Rev.,
                Series T, 6.875%, 1/1/00,
                Prerefunded at 102% of Par(1)                     1,749,394
  1,000,000   Washington State GO, Series A,
                6.75%, 2/1/15                                     1,150,520
                                                                 ----------
                                                                  4,465,365
                                                                 ----------
WISCONSIN-4.0%
  1,900,000    Wisconsin State Clean Water Rev.,
                6.875%, 6/1/11                                    2,194,215
                                                                 ----------
TOTAL MUNICIPAL SECURITIES-92.7%                                 50,809,132
                                                                 ----------
   (Cost $47,863,309)

PURCHASED PUT OPTIONS
Contracts
         45   U.S. Treasury Bond Futures-
                September 1997 Contract Strike
                @ 106 Expires 8/23/97                                24,610
                                                                 ----------
   (Cost $37,716)

See Notes to Financial Statements


Annual Report                                            Long-Term Tax-Free   23


                            SCHEDULE OF INVESTMENTS
                               LONG-TERM TAX-FREE

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES
ARIZONA-0.4%
$   200,000   Phoenix Industrial Development
                Auth. Multifamily Housing Rev.,
                (Del Mar Terrace Apartment
                Project), VRDN, 3.90%, 6/5/97
                (LOC: Bank of America)                          $   200,000
                                                                 ----------
CALIFORNIA-1.8%
  1,000,000   Richmond Joint Powers Financing
                Auth. Lease Rev., VRDN, 4.00%,
                6/2/97 (LOC: Union Bank of
                California)                                       1,000,000
                                                                 ----------
FLORIDA-3.3%
  1,800,000   University Athletic Association
                Capital Improvement Rev.,
                (University of Florida Stadium
                Project), VRDN, 3.90%, 6/2/97
                (LOC: Suntrust Bank Central
                Florida, N.A.)                                    1,800,000
                                                                 ----------
ILLINOIS-1.8%
  1,000,000   Chicago O'Hare International
                Airport Rev., VRDN, 4.05%,
                6/2/97 (LOC: Royal Bank of
                Canada                                            1,000,000
                                                                 ----------
TOTAL SHORT-TERM
MUNICIPAL SECURITIES-7.3%                                         4,000,000
                                                                 ----------
   (Cost $4,000,000)
TOTAL INVESTMENT SECURITIES-100.0%                              $54,833,742
                                                                ===========
   (Cost $51,901,025)

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FNMA = Federal National Mortgage Association
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1997.
(1)Escrowed in U.S. Government Securities.
(2)Security is a zero-coupon municipal bond. The yield to maturity at May 31, 1997, is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


24   Long-Term Tax-Free                             American Century Investments

                      STATEMENTS OF ASSETS AND LIABILITIES

MAY 31, 1997

                                                                     TAX-FREE     INTERMEDIATE-TERM     LONG-TERM
                                                                   MONEY MARKET       TAX-FREE          TAX-FREE

ASSETS
Investment securities, at value (amortized cost for
  Tax-Free Money Market; identified cost of $58,207,224
  and $51,901,025, respectively) (Note 3) ....................... $86,496,063      $60,097,432      $54,833,742
Cash ............................................................      31,429               --            4,552
Receivable for investments sold .................................   1,700,000          731,087               --
Interest receivable .............................................     653,233        1,053,056          970,084
Prepaid expenses and other assets ...............................         920            1,579              532
                                                                   ----------       ----------       ----------
                                                                   88,881,645       61,883,154       55,808,910
                                                                   ----------       ----------       ----------

LIABILITIES
Disbursements in excess of demand deposit cash ..................      40,976           60,579        1,007,543
Payable for investments purchased ...............................   3,000,000        1,002,129        2,620,324
Payable for capital shares redeemed .............................      53,109           67,428          106,355
Payable to affiliates (Note 2) ..................................      48,824           34,269           29,289
Dividends payable ...............................................       7,059           16,174            7,326
Accrued expenses and other liabilities ..........................       1,285               --            1,014
                                                                   ----------       ----------       ----------
                                                                    3,151,253        1,180,579        3,771,851
                                                                   ----------       ----------       ----------
Net Assets Applicable to Outstanding Shares ..................... $85,730,392      $60,702,575      $52,037,059
                                                                  ===========      ===========      ===========

CAPITAL SHARES
Outstanding (Unlimited number of shares authorized) .............  85,730,392        5,630,908        4,479,317
                                                                   ==========        =========        =========
Net Asset Value Per Share .......................................       $1.00           $10.78           $11.62
                                                                   ==========        =========        =========

NET ASSETS CONSIST OF:
Capital paid in ................................................. $85,730,392      $58,703,137      $49,187,843
Accumulated net realized gain (loss) on investment transactions .          --          109,230          (83,501)
Net unrealized appreciation on investments (Note 3) .............          --        1,890,208        2,932,717
                                                                   ----------       ----------       ----------
                                                                  $85,730,392      $60,702,575      $52,037,059
                                                                  ===========      ===========      ===========

See Notes to Financial Statements


Annual Report                          Statements of Assets and Liabilities   25

                            STATEMENTS OF OPERATIONS

YEAR ENDED MAY 31, 1997

                                                                     TAX-FREE     INTERMEDIATE-TERM     LONG-TERM
                                                                   MONEY MARKET       TAX-FREE          TAX-FREE

INVESTMENT INCOME
Income:
Interest .......................................................    $3,217,484       $3,462,907      $3,161,398
                                                                    ----------       ----------      ----------

Expenses (Note 2):
Investment advisory fees .......................................       383,093          268,199         229,610
Administrative fees ............................................        84,467           59,163          50,657
Transfer agency fees ...........................................        61,414           42,037          40,010
Printing and postage ...........................................        28,735           17,296          15,126
Auditing and legal fees ........................................        22,577           16,857          14,877
Registration and filing fees ...................................        21,484           16,503          16,263
Custodian fees .................................................        16,184            9,472          10,988
Telephone expenses .............................................         6,176            2,916           1,843
Trustees' fees and expenses ....................................         4,731            3,331           2,783
Other operating expenses .......................................         9,129           16,586          11,599
                                                                    ----------       ----------      ----------
  Total expenses ...............................................       637,990          452,360         393,756
Amount waived (Note 2) .........................................       (41,239)         (33,983)        (34,210)
                                                                    ----------       ----------      ----------
  Net expenses .................................................       596,751          418,377         359,546
                                                                    ----------       ----------      ----------
Net investment income ..........................................     2,620,733        3,044,530       2,801,852
                                                                    ----------       ----------      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS  (NOTE 3)
Net realized gain on investments ...............................            --          546,887         344,419
Change in net unrealized appreciation on investments ...........            --          170,155       1,220,273
                                                                    ----------       ----------      ----------

Net realized and unrealized
gain on investments ............................................            --          717,042       1,564,692
                                                                    ----------       ----------      ----------

Net Increase in Net Assets
Resulting from Operations ......................................    $2,620,733       $3,761,572      $4,366,544
                                                                    ==========       ==========      ==========

See Notes to Financial Statements


26   Statements of Operations                       American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MAY 31, 1997
AND MAY 31, 1996

                                               TAX-FREE              INTERMEDIATE-TERM           LONG-TERM
                                             MONEY MARKET                TAX-FREE                TAX-FREE

Increase (Decrease) in Net Assets         1997        1996         1997         1996        1997         1996
OPERATIONS
Net investment income ...............$  2,620,733 $ 2,878,179  $ 3,044,530 $  3,047,444 $  2,801,852 $ 2,701,979
Net realized gain on investments ....          --          --      546,887      346,493      344,419     735,144
Change in net unrealized appreciation
  (depreciation) on investments .....          --          --      170,155     (671,581)   1,220,273  (1,549,360)
                                        ---------   ---------    ---------    ---------    ---------   ---------
Net increase in net assets
  resulting from operations .........   2,620,733   2,878,179    3,761,572    2,722,356    4,366,544   1,887,763
                                        ---------   ---------    ---------    ---------    ---------   ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........  (2,620,733) (2,878,179)  (3,044,530)  (3,047,444)  (2,801,852) (2,701,979)
                                        ---------   ---------    ---------    ---------    ---------   ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........  79,662,054  93,328,673   18,099,578   12,956,225   46,165,912  64,939,756
Proceeds from reinvestment of
  distributions .....................   2,479,220   2,751,052    2,309,108    2,324,043    2,122,387   2,023,443
Payments for shares redeemed ........ (87,528,514)(96,996,191) (23,323,252) (16,958,622) (49,197,675)(62,081,385)
                                        ---------   ---------    ---------    ---------    ---------   ---------
Net increase (decrease) in net assets
  from capital share transactions ...  (5,387,240)   (916,466)  (2,914,566)  (1,678,354)    (909,376)  4,881,814
                                        ---------   ---------    ---------    ---------    ---------   ---------
Net increase (decrease)
  in net assets .....................  (5,387,240)   (916,466)  (2,197,524)  (2,003,442)     655,316   4,067,598

NET ASSETS
Beginning of year ...................  91,117,632  92,034,098   62,900,099   64,903,541   51,381,743  47,314,145
                                        ---------   ---------    ---------    ---------    ---------   ---------
End of year ......................... $85,730,392 $91,117,632  $60,702,575  $62,900,099  $52,037,059 $51,381,743
                                      =========== ===========  ===========  ===========  =========== ===========

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ................................  79,662,054  93,328,673    1,678,585    1,196,927    4,024,839   5,611,693
Issued in reinvestment of
  distributions .....................   2,479,220   2,751,052      214,593      214,867      184,335     175,401
Redeemed ............................ (87,528,514)(96,996,191)  (2,163,552)  (1,570,164)  (4,279,706) (5,361,215)
                                      ----------- -----------   ----------   ----------   ----------  ----------
Net increase (decrease) .............  (5,387,240)   (916,466)    (270,374)    (158,370)     (70,532)    425,879
                                       ==========    ========     ========     ========      =======     =======

See Notes to Financial Statements


Annual Report                           Statements of Changes in Net Assets   27


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Municipal Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Tax-Free Money Market Fund (Money Market), American Century - Benham Intermediate-Term Tax-Free Fund (Intermediate-Term), and American Century - Benham Long-Term Tax-Free Fund (Long-Term) (the Funds) are three of the six funds issued by the Trust. The Funds are diversified under the 1940 Act. The Funds' objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Funds invest primarily in municipal obligations with maturities based on each Fund's investment objectives. The Funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities held by Money Market are valued at amortized cost, which approximates current market value. Securities held by Intermediate-Term and Long-Term (collectively the "Variable-Price Funds") are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premium and original issue discount is amortized daily using the effective interest rate method for the Variable-Price Funds. Market discount is recognized as income upon the sale or maturity of the security for the Variable-Price Funds. Premium and discount are amortized daily on a straight-line basis for securities held by Money Market.

Income Tax Status--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions from net investment income for the Variable-Price Funds are declared daily and distributed monthly. Distributions from net realized gains for these Funds are declared and paid annually. Money Market's dividends are declared and credited daily and distributed monthly. The Money Market Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions.

For the year ended May 31, 1997, 100% of the Funds' distributions from net investment income have been designated as exempt from federal income taxes.

At May 31, 1997, the Long-Term Fund had accumulated net realized loss carryovers of $83,501 (expiring in 2004) which may be used to offset future taxable gains.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Futures Contracts--The Variable-Price Funds may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Variable-Price Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires.


28   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997

Use of Estimates-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule.

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts, and average daily closing net assets for funds advised by BMC.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.67% of average daily net assets for the Funds. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time.

The payables to affiliates as of May 31, 1997, based on the above agreements were as follows:
                                  Intermediate-
                       Money Market   Term   Long-Term
Investment Advisor ....   $30,707   $22,152  $18,685
Administrative Services
and Transfer Agent ....    18,117    12,117   10,604
                           ------    ------   ------
                          $48,824   $34,269  $29,289
                        =========  ========  ========

On April 25, 1997, the Board of Trustees approved a plan to implement a unified management fee, which would replace the existing contracts between the Funds and related parties. Such plan is subject to shareholder approval and will be voted on in July, 1997. The results of the vote were unknown at the time this report was printed.

The Trust has a distribution agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares.

--------------------------------------------------------------------------------
3. Investment Transactions

The aggregate cost of municipal debt obligations purchased (excluding short-term investments) for the year ended May 31, 1997, for Intermediate-Term and Long-Term totaled $24,908,955 and $40,101,582, respectively. The proceeds from sales of municipal debt obligations (excluding short-term investments) for the year ended May 31, 1997, for Intermediate-Term and Long-Term totaled $26,909,077 and $38,745,073, respectively.

As of May 31, 1997, accumulated net unrealized appreciation for Intermediate-Term and Long-Term were $1,890,208 and $2,932,717, respectively, consisting of unrealized appreciation of $1,897,615 and $3,096,989, and unrealized depreciation of $7,407 and $164,272, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


Annual Report                                 Notes to Financial Statements   29

                              FINANCIAL HIGHLIGHTS
                             TAX-FREE MONEY MARKET

                                                     For a Share Outstanding Throughout the Years Ended May 31

                                                    1997         1996         1995         1994          1993

PER-SHARE DATA
Net Asset Value,
Beginning of Year ..............................    $1.00        $1.00        $1.00        $1.00        $1.00
                                                    -----        -----        -----        -----        -----
Income From Investment Operations
  Net Investment Income ........................     0.03         0.03         0.03         0.02         0.02
                                                     ----         ----         ----         ----         ----
Distributions
  From Net Investment Income ...................    (0.03)       (0.03)       (0.03)       (0.02)       (0.02)
                                                    -----        -----        -----        -----        -----
Net Asset Value, End of Year ...................    $1.00        $1.00        $1.00        $1.00        $1.00
                                                    =====        =====        =====        =====        =====
  Total Return(1) ..............................     2.98%        3.19%        2.95%        1.92%        2.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..........................     0.67%        0.65%        0.66%        0.67%        0.68%
Ratio of Net Investment Income
to Average Net Assets ..........................     2.93%        3.12%        2.88%        1.89%        2.10%
Net Assets, End
of Year (in thousands) .........................   $85,730      $91,118      $92,034     $109,818     $109,875

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


30   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                           INTERMEDIATE-TERM TAX-FREE

                                                     For a Share Outstanding Throughout the Years Ended May 31

                                                    1997         1996         1995         1994          1993

PER-SHARE DATA
Net Asset Value,
Beginning of Year ..............................   $10.66       $10.71       $10.60       $10.90       $10.48
                                                   ------       ------       ------       ------       ------
Income From Investment Operations
  Net Investment Income ........................     0.52         0.52         0.50         0.51         0.52
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...................     0.12        (0.05)        0.15        (0.19)        0.53
                                                     ----        -----         ----        -----         ----
  Total From Investment Operations .............     0.64         0.47         0.65         0.32         1.05
                                                     ----         ----         ----         ----         ----
Distributions
  From Net Investment Income ...................    (0.52)       (0.52)       (0.50)       (0.51)       (0.52)
  From Net Realized Capital Gains ..............    --           --           (0.04)       (0.11)       (0.11)
                                                    -----        -----        -----        -----        -----
  Total Distributions ..........................    (0.52)       (0.52)       (0.54)       (0.62)       (0.63)
                                                    -----        -----        -----        -----        -----
Net Asset Value, End of Year ...................   $10.78       $10.66       $10.71       $10.60       $10.90
                                                   ======       ======       ======       ======       ======
  Total Return(1) ..............................     6.16%        4.38%        6.40%        2.93%       10.26%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..........................     0.67%        0.70%        0.66%        0.67%        0.72%
Ratio of Net Investment Income
to Average Net Assets ..........................     4.87%        4.73%        4.82%        4.61%        4.81%
Portfolio Turnover Rate ........................       40%          46%          47%          46%          36%
Net Assets, End
of Year (in thousands) .........................   $60,703      $62,900      $64,904      $70,925      $67,550

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


Annual Report                                          Financial Highlights   31

                              FINANCIAL HIGHLIGHTS
                               LONG-TERM TAX-FREE

                                                      For a Share Outstanding Throughout the Years Ended May 31

                                                    1997         1996         1995         1994          1993

PER-SHARE DATA
Net Asset Value,
Beginning of Year ..............................   $11.29       $11.47       $11.26       $11.92       $11.26
                                                   ------       ------       ------       ------       ------
Income From Investment Operations
  Net Investment Income ........................     0.60         0.61         0.62         0.62         0.63
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...................     0.33        (0.18)        0.27        (0.42)        0.92
                                                     ----        -----         ----        -----         ----
  Total From Investment Operations .............     0.93         0.43         0.89         0.20         1.55
                                                     ----         ----         ----         ----         ----
Distributions
  From Net Investment Income ...................    (0.60)       (0.61)       (0.62)       (0.62)       (0.63)
  From Net Realized Capital Gains ..............    --           --           (0.06)       (0.24)       (0.26)
                                                    -----        -----        -----        -----        -----
  Total Distributions ..........................    (0.60)       (0.61)       (0.68)       (0.86)       (0.89)
                                                    -----        -----        -----        -----        -----
Net Asset Value, End of Year ...................   $11.62       $11.29       $11.47       $11.26       $11.92
                                                   ======       ======       ======       ======       ======
Total Return(1) ................................     8.41%        3.75%        8.29%        1.54%       14.61%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..........................     0.67%        0.70%        0.66%        0.67%        0.72%
Ratio of Net Investment Income
to Average Net Assets ..........................     5.21%        5.22%        5.59%        5.16%        5.40%
Portfolio Turnover Rate ........................       75%          49%          34%          39%         105%
Net Assets, End
of Year (in thousands) .........................   $52,037      $51,382      $47,314      $57,330      $54,241

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


32   Financial Highlights                           American Century Investments


                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
American Century Municipal Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of American Century - Benham Tax-Free Money Market Fund, American Century - Benham Intermediate-Term Tax-Free Fund and American Century - Benham Long-Term Tax-Free Fund (three of the series comprising American Century Municipal Trust) (the Funds) as of May 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Kansas City, Missouri
July 7, 1997


Annual Report                                  Independent Auditors' Report   33


                                     NOTES


34   Notes                                          American Century Investments


                                     NOTES


Annual Report                                                         Notes   35


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Tax-Free Money Market seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities. Investments in Tax-Free Money Market are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

Intermediate-Term Tax-Free is a variable-price bond fund that seeks to provide interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of from five to 10 years.

Long-Term Tax-Free is a variable-price bond fund that seeks to provide interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 10 or more years.

Comparative Indices

The indices listed below are used in the report to serve as a comparison for the performance of a fund. They are not investment products available for purchase.

The Lehman Brothers Five-Year Municipal General Obligation Index is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

The Lehman Brothers Long-Term Municipal Bond Index is composed of 8,000 municipal bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1994.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper categories for the Tax-Free funds are:

Tax-Exempt Money Market Funds (Tax-Free Money Market)--funds that intend to maintain a constant net asset value and that invest in high- quality municipal obligations with dollar-weighted average maturities of less than 90 days.

Intermediate Municipal Debt Funds (Tax-Free Intermediate-Term)--funds that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years.

General Municipal Debt Funds (Tax-Free Long-Term)--funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A and BBB).



PORTFOLIO MANAGEMENT TEAM
Senior Municipal Portfolio Manager          Dave MacEwen
Municipal Portfolio Managers                Bryan Karcher, Joel Silva
Associate Municipal Portfolio Manager       Ken Salinger
Municipal Credit Research Manager           Steven Permut
Credit Analysts                             Scott Lord, Bill McClintock,
                                            David Moore, Tim Benham


36   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 30-32.

Yields

o 7-Day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

o 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

o Tax-Equivalent Yields show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

Investment Terms

o Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

o Yield Curve--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Types of Municipal Securities

o AMT Paper--instruments with income subject to the federal alternative minimum tax.

o COPs/Leases--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases.

o GO Bonds--general obligation securities backed by the taxing power of the issuer.

o Land-Secured Bonds--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

o Municipal Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

o  Municipal Notes--securities with maturities of two years or less.

o Prerefunded Bonds/ETM Bonds--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

o Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

o Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


Annual Report                                                      Glossary   37

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUNICIPAL TRUST

Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9707           [recycled logo]
SH-BKT-9000       Recycled

                                 ANNUAL REPORT

                             [american century logo]
                                    American
                                  Century(sm)

                                  May 31, 1997

                                     BENHAM
                                     GROUP

                         Florida Municipal Money Market
                      Florida Intermediate-Term Municipal

[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Florida Municipal Credit Review............................. 4
Florida Municipal Money Market
   Performance & Portfolio Information...................... 5
   Management Q & A......................................... 6
   Schedule of Investments.................................. 8
   Financial Highlights.....................................23
Florida Intermediate-Term Municipal
   Performance & Portfolio Information......................11
   Management Q & A.........................................12
   Schedule of Investments..................................15
   Financial Highlights.....................................24
Statements of Assets and Liabilities........................17
Statements of Operations....................................18
Statements of Changes in Net Assets.........................19
Notes to Financial Statements...............................20
Independent Auditors' Report................................25
Background Information
   Investment Philosophy & Policies.........................28
   Comparative Indices......................................28
   Lipper Rankings..........................................28
   Portfolio Management Team................................28
Glossary....................................................29

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 AMERICAN CENTURY INVESTMENTS - FAMILY OF FUNDS

       BENHAM GROUP           AMERICAN CENTURY GROUP     TWENTIETH CENTURY GROUP

    MONEY MARKET FUNDS          ASSET ALLOCATION &
   GOVERNMENT BOND FUNDS          BALANCED FUNDS            U.S. GROWTH FUNDS
  DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS     INTERNATIONAL FUNDS
   MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
    Florida Municipal
       Money Market
Florida Intermediate-Term
         Municipal

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o The U.S. economy grew at a healthy clip during the fiscal year ended May 31, 1997, while inflation remained relatively subdued. A steady increase in new jobs and strong consumer spending helped fuel that growth.

o Concerned that strong economic growth might lead to higher inflation, the Federal Reserve raised short-term interest rates in late March--the first increase since February 1995.

o Municipal bonds posted strong returns despite the Fed's decision to raise interest rates.

o After falling in response to the Fed's rate hike, municipal bond prices rallied in May thanks to a string of economic data that has provided evidence of moderating economic growth.

Florida Municipal Credit Review

o Florida's economy prospered during the fiscal year, improving the state's municipal credit quality during the fiscal year.

o The state's credit rating was upgraded because of greater-than-expected general fund revenues and sound financial management.

o Going forward, Florida's burgeoning population and a growing wave of anti-tax sentiment could cause repercussions that will bear close scrutiny. Despite these concerns, our outlook for Florida's credit quality is optimistic.

Florida Municipal Money Market

o The fund's performance resulted in an impressive ranking among its peers for the fiscal year with the help of a management expense waiver that ended in December 1996.

o The fund's shortened average maturity allowed us to more quickly reinvest in higher-yielding securities after the Fed's March interest rate increase.

o Going forward, we will look to buy longer-maturity securities that we feel provide sufficient pick-up over short-term municipals.

Florida Intermediate-Term Municipal

o The fund produced a strong return for the fiscal year, finishing strongly compared with its peer group.

o Successful swap trades--exchanges of securities between the fund and a broker--were the main reason behind the fund's solid performance.

o With net assets exceeding the $25 million mark in mid-June, investors should now be able to monitor the fund's performance in their local newspapers.

o Going forward, with the help of our credit research team, we will continue to look for undervalued securities that we believe have the chance to appreciate. We also plan to continue swapping securities enhance fund returns.

                               Florida Municipal
                                  Money Market

                      Total Returns:         AS OF 5/31/97
                         6 Months                   1.73%*
                         1 Year                      3.55%

                      7-Day Current Yield:           3.42%

                      Net Assets:           $112.1 million
                         (AS of 5/31/97)

                      Inception Date:              4/11/94

                      Ticker Symbol:                 BEFXX


                                    Florida
                          Intermediate-Term Municipal

                      Total Returns:         AS OF 5/31/97
                         6 Months                   1.95%*
                         1 Year                      6.63%

                      Net Assets:            $16.5 million
                         (AS of 5/31/97)

                      Inception Date:              4/11/94

                      Ticker Symbol:                 ACBFX

                      * Not annualized.


                 Many of the investment terms in this report are
                       defined in the Glossary on page 29.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

During the fiscal year ended May 31, 1997, investors in the Benham Florida municipal funds earned solid, competitive returns as municipal securities outperformed Treasurys for much of the period. The extended economic expansion that propelled U.S. stock markets to new highs also benefited municipal and corporate bonds, and low levels of inflation provided bond investors with higher real rates of return. In Florida, a strong economy and low levels of unemployment boosted tax revenues for local governments, leading to credit quality upgrades.

American Century's municipal bond management team is well positioned to take advantage of attractive opportunities in the municipal markets. We have continued to expand our very talented team of municipal credit analysts, most recently adding David Moore, who comes to us from Keystone Investments in Boston. The credit team contributed significantly to our ability to find undervalued municipal securities that ultimately enhanced fund returns.

We also strengthened our corporate team. In June, Bill Lyons, American Century's chief operating officer, was named president, assuming full responsibility for the company's day-to-day operations. This change will allow Jim Stowers III to focus more time on developing and refining new investment technologies and tools that build on and leverage the proprietary system his father pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will help lead us and our investors to success in the next century.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
Chief Executive Officer                     Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy grew at a healthy pace during the 12 months ended May 31, 1997. After expanding at a 2.2% annual rate in the third quarter of 1996, the U.S. economy surged ahead at an impressive 3.8% rate in the fourth quarter. Economic growth hit a 10-year high of 5.9% in the first quarter of 1997. Strong consumer spending and rising consumer confidence, which reached a 28-year high in April, fueled the robust growth. In addition, the unemployment rate fell from 5.4% in January to a 23-year low of 4.8% in May.

Inflation--as measured by the government's consumer price index--rose at a modest 1.4% annual rate during the first five months of 1997. That stands in sharp contrast to 1996, when prices rose by 3.6% --the largest yearly gain since 1990.

Concerned that vigorous economic growth might lead to higher inflation, the Federal Reserve (the Fed) raised short-term interest rates in March--the first such increase since February 1995. Though the Fed held rates steady at its May interest rate policy meeting, tight labor markets and strong manufacturing activity have kept market participants from ruling out another rate hike.

Municipal Bond Market

Municipal bonds produced strong returns as interest rates declined overall during the 12-month period. Longer-term securities, which usually appreciate more than short-term securities when rates fall, performed best. For the period, the Lehman Long-Term Municipal Bond Index rose by 10.04%, while the Lehman Five-Year General Obligation Index rose by 6.09%.

Bond yields were at their highest point at the beginning of the period, when strong job growth led many to believe that the Fed was poised to raise rates. However, expectations for higher rates softened after economic growth moderated in the third quarter and the Fed continued to hold interest rates steady. Aided by strong demand from insurance companies, municipal bond prices rallied and yields fell. By December, short-term municipal yields had fallen nearly 60 basis points from where they began the period, while long-term municipal yields were nearly 70 basis points lower.

Signs of stronger-than-expected economic growth near the end of the first quarter of 1997 resurrected fears that the Fed would raise rates to keep inflation in check. As a result, municipal bond yields rose steadily in March and April.

Recent data suggest that the rate of U.S. economic growth slowed during the second quarter, fueling a municipal market rally in May and June. Municipal bonds are also benefiting from relatively low levels of new municipal debt issuance. Although demand from retail investors has tapered off recently, retail demand was strong during much of the fiscal year. Any renewed surge in demand would support bond prices and dampen market volatility.

[line graph - data below]

MUNICIPAL YIELD CURVES

Years to Maturity       5/31/96          5/31/97
1                        3.800            3.850
2                        4.150            4.150
3                        4.370            4.350
4                        4.520            4.500
5                        4.640            4.600
6                        4.740            4.660
7                        4.840            4.720
8                        4.940            4.780
9                        5.040            4.840
10                       5.140            4.900
11                       5.230            4.976
12                       5.320            5.052
13                       5.410            5.128
14                       5.500            5.204
15                       5.590            5.280
16                       5.624            5.308
17                       5.658            5.336
18                       5.692            5.364
19                       5.726            5.392
20                       5.760            5.420
21                       5.768            5.426
22                       5.776            5.432
23                       5.784            5.438
24                       5.792            5.444
25                       5.800            5.450
26                       5.804            5.454
27                       5.808            5.458
28                       5.812            5.462
29                       5.816            5.466
30                       5.820            5.470

Source: Bloomberg Financial Markets


Annual Report                                               Period Overview    3


                        FLORIDA MUNICIPAL CREDIT REVIEW

Strong economic growth improved Florida municipal credit quality during the 12 months ended May 31, 1997. Though the pace of economic growth has slowed, Florida's economy expanded faster than the national average during 1996.

As the accompanying graph indicates, Florida's unemployment rate fell during the period. By June 1997, the state's unemployment rate stood at 4.9%, compared with a national rate of 5.0%. Employment growth was concentrated in construction, services and trade jobs.

Over the past decade, the state's unemployment rate declined despite a burgeoning population. During that period, Florida's working-age population expanded by 30%, while the overall population grew approximately twice as fast as the national average. In addition, Florida residents' per capita income rose faster than the nation as a whole.

Florida continued to benefit from its advantageous geographic position. Internationally, the state is well positioned to benefit from the growth of the emerging markets of the Caribbean and Central and South America. Florida also remains a popular tourist destination, with an estimated 44 million tourists expected to visit the state in 1997.

Florida's strong economic growth contributed to greater-than-expected general fund revenues during fiscal 1996, the latest period for which data are available. In addition, the state continued to demonstrate sound financial management, building a constitutionally mandated budget stabilization reserve over the last several years. As a result, the state's credit rating was recently upgraded by Standard and Poor's, Inc.

Nevertheless, the state is likely to face capital needs in regard to education and development in coming years. Rapid population growth is straining the state's infrastructure, particularly its public school system. Florida has made significant progress on welfare reform, due largely to declining caseloads. However, the ultimate success of welfare reform will depend on the state's ability to generate employment opportunities for current welfare recipients.

Running counter to these long-term capital needs is a growing wave of anti-tax sentiment. Florida voters have often failed to approve new taxes to fund local school improvements, while the threat of anti-tax ballot measures looms. It remains to be seen how the state will address its need for large capital outlays in the future.

Despite these potentially negative factors, our outlook for Florida's credit quality is optimistic. Florida and its municipalities follow generally conservative fiscal practices, and we expect the state's credit quality to remain stable for the next two or three years.

[line graph - data below]

FLORIDA UNEMPLOYMENT RATE

3/31/93         7.1%
6/30/93         7.0%
9/30/93         6.9%
12/31/93        7.0%
3/31/94         6.9%
6/30/94         6.7%
9/30/94         6.4%
12/31/94        5.9%
3/31/95         5.4%
6/30/95         5.5%
9/30/95         5.5%
12/31/95        5.4%
3/31/96         5.4%
6/30/96         5.0%
9/30/96         5.4%
12/31/96        4.5%
3/31/97         5.0%
6/30/97         4.9%

Source: Bureau of Labor Statistics


4    Florida Municipal Credit Review                American Century Investments


                         FLORIDA MUNICIPAL MONEY MARKET


                                7-Day         7-Day                   7-Day Tax-Equivalent Yields
                               Current      Effective        28%           31%           36%          39.6%
                                Yield         Yield      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

YIELDS AS OF MAY 31, 1997
Florida Municipal
Money Market                    3.42%         3.48%         4.75%         4.96%         5.34%          5.66%


                                                                               AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR        3 YEARS     LIFE OF FUND
TOTAL RETURNS AS OF MAY 31, 1997
Florida Municipal Money Market ...........................  1.73%         3.55%         3.71%          3.67%
Average Other States Tax-Exempt Money Market Fund(1) .....  1.57%         3.12%         3.23%          3.22%(2)
Fund's Ranking Among Other States
Tax-Exempt Money Market Funds(1) .........................   --        1 out of 33   1 out of 18  1 out of 17(2)

(1)  According to Lipper Analytical Services.

(2) Since 4/30/94, the date nearest the fund's inception for which data are available. Inception date was April 11, 1994.

See pages 28-29 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            5/31/97    5/31/96
Number of Securities          50         55
Weighted Average Maturity   48 days    50 days
Expense Ratio               0.12%*       0%*

* Until December 31, 1996, the fund's management fees were waived by Benham Management Corporation (BMC). As of January 1, 1997, management fees are being phased in at a rate of 0.10% each month until the 0.61% annual expense cap is reached.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


Annual Report                                Florida Municipal Money Market    5


                         FLORIDA MUNICIPAL MONEY MARKET

Management Q & A

An interview with Bryan Karcher, a portfolio manager on the Florida municipal funds management team.

How did the fund perform?

The fund continued to perform very well. For the fiscal year ended May 31, 1997, the fund returned 3.55%, compared with the 3.12% average return of the 33 "Other States Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. For the fiscal year, the fund ranked #1 in its Lipper category, and its longer-term returns are similarly strong. (See the Total Returns table on the previous page for other fund performance comparisons.)

The fund's returns were helped by the fact that Benham Management Corporation waived its management fee through December 31, 1996. The absence of these fees helped the fund achieve its #1 ranking.

Even with the management fee, the fund continues to produce tax-free income in line with its peer group average. According to the June 20, 1997 Money Fund Report, the fund's 7-day current yield was 3.32%, compared with the 3.33% average for Florida money market funds.

Can you explain the recent changes to the fund's management fee?

Sure. On January 1, 1997, the fund began absorbing expenses at a rate of 10 basis points per month. As of May 31, 1997, the management fee stood at 50 basis points. The fund will continue to absorb expenses until reaching the contractual expense cap of 61 basis points in July.

How was the fund positioned during the period?

We allowed the fund's average maturity to decline because of a lack of attractively priced one-year municipal securities. For much of the first quarter of 1997, one-year munis traded in a range between 3.55% and 3.65%, which wasn't much of a yield pick-up over shorter-term munis considering the outlook for interest rates. With the expectation that the Fed would eventually raise short-term interest rates, it didn't make sense to purchase relatively low-yielding one-year securities. Instead, we preferred to hold floaters that reset their interest rates quickly to better capture the rise in rates.

As a result, we allowed the fund's average maturity to fall to a low of 24 days at the beginning of April, compared with a 46-day average maturity for the fund's peers. The fund's shorter maturity proved beneficial when the Federal Reserve raised short-term interest rates in late March. (Reducing the average maturity in a rising interest rate environment allowed the fund to more quickly reinvest matured assets in higher-yielding securities.)

[pie charts]

PORTFOLIO  COMPOSITION  BY SECURITY TYPE (as of 5/31/97)
VRDNs 63%
Bonds less than 1 Year 18%
Commercial Paper 16%
Municipal Notes 3%

PORTFOLIO  COMPOSITION  BY SECURITY TYPE (as of 11/30/96)
VRDNs 72%
Commercial Paper 15%
Bonds less than 1 Year 13%


6    Florida Municipal Money Market                 American Century Investments


                         FLORIDA MUNICIPAL MONEY MARKET


But you aggressively extended the fund's average maturity in April. Why?

We lengthened the fund's maturity because one-year munis began to offer more attractive yields. We were able to buy one-year notes at an average yield of 3.99%. We used this buying opportunity to extend the fund's average maturity to around 50 days by early May. That extension proved timely because yields on one-year Florida paper dropped back down to around 3.80% by early June.

Why were one-year securities more attractive in April compared with the rest of the period?

Yields rose in April partly because of expectations for further Fed rate hikes, despite the fact that the economy was slowing. That concern caused the spread, or difference in yield, between shorter paper and one-year securities to widen, making one-year munis more attractive. In addition, money market fund outflows typically increase during the April tax season. These outflows reduce the demand for notes and may actually cause money market fund managers to sell one-year notes if redemptions are greater than expected.

You increased the fund's weighting of commercial paper in May. Why?

We typically increase the fund's weighting of commercial paper each May to lengthen the fund's average maturity. We use these securities to bridge June and July, when a flood of coupon payments and maturing securities tends to cause short-term muni yields to fall. So far, however, demand for short-term paper hasn't been as strong as in years past--we suspect that many investors have been putting their available cash to work in the stock market. As a result, muni rates haven't fallen as sharply as they typically do. Still, many municipal notes mature in July, which should bring some cash back to the muni market.

What's your outlook for interest rates going forward?

Our current expectation is that economic growth will continue to slow from its breakneck first-quarter pace. Inflation seems tame, having risen just 2.2% over the last 12 months. In addition, the "real" federal funds rate (the nominal federal funds rate minus the inflation rate) is already at a level that should inhibit economic growth. As a result, we think further Fed rate increases are unlikely. Still, if wage pressures increase, fear of a Fed rate hike may send short-term muni yields higher.

With this outlook in mind, what are your plans for the fund going forward?

We will look for opportunities to add more one-year paper to the fund in the coming months if it looks attractive relative to shorter-term munis. But we don't plan on buying one-year paper solely to maintain a longer average maturity--we're only planning to buy securities that we feel provide sufficient yield pick-up over shorter-term munis based on the interest rate outlook.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
SP1+ 75%
SP1 25%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)
SP1+ 76%
SP1 22%
SP2 2%


Annual Report                               Florida Municipal Money Market     7


                            SCHEDULE OF INVESTMENTS
                         FLORIDA MUNICIPAL MONEY MARKET

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES

$ 2,000,000   Brevard County Housing Finance
                Auth. Rev., (Palm Place), VRDN,
                4.00%, 6/4/97 (LOC: Chase
                Manhattan Bank)                                  $2,000,000
  1,000,000   Broward County Housing Finance
                Auth. Multi-Family Housing Rev.,
                (Margate Project), VRDN, 4.00%,
                6/4/97 (LOC: Chase Manhattan
                Bank)                                             1,000,000
  4,750,000   Broward County Housing Finance
                Auth. Multi-Family Housing Rev.,
                Series A, (Palm Aire Oxford),
                VRDN, 4.20%, 6/4/97 (SBBPA:
                Continental Casualty Co.)                         4,750,000
  3,250,000   Broward County Housing Finance
                Auth. Single Family Mortgage
                Rev., Series B, 4.05%, 4/1/98
                (GIC: GE Capital Corporation)                     3,250,000
  1,270,000   Broward County Industrial
                Development Rev., (Fast Real
                Estate Partners), VRDN, 4.00%,
                6/4/97 (LOC: Suntrust Bank
                South Florida, N.A.)                              1,270,000
  2,500,000   Broward County Industrial
                Development Rev., (HEICO),
                VRDN, 4.00%, 6/4/97 (LOC:
                Suntrust Bank South Florida,
                N.A.)                                             2,500,000
  2,615,000   Broward County Industrial
                Development Rev., (MDR Fitness
                Project), VRDN, 4.00%, 6/4/97
                (LOC: Suntrust Bank, Miami,
                N.A.)                                             2,615,000
  3,000,000   Broward County School District
                Rev., Series C, 4.50%, 4/22/98                    3,014,639
  4,000,000   City of Jacksonville Commercial
                Paper, 3.75%, 7/11/97 (LOC:
                Bayerische Landesbank
                Girozentrale and Suntrust Bank,
                Miami, N.A.)                                      4,000,000
  1,860,000   Coral Springs Industrial
                Development Rev., (Royal
                Plastics Group Project), VRDN,
                4.00%, 6/4/97 (LOC: Suntrust
                Bank South Florida, N.A.)                         1,860,000

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 2,000,000   Dade County Housing Finance
                Agency Single-Family Rev.,
                4.00%, 10/1/97                                   $2,000,000
    605,000   Dade County Industrial
                Development Auth. Rev., (DNS
                Mfg. #237), VRDN, 4.10%,
                6/4/97 (LOC:  Barnett Bank,
                N.A.)                                               605,000
  4,495,000   Dade County Industrial
                Development Auth. Rev., (IVAX
                Labs), VRDN, 4.30%, 6/4/97
                (LOC: Bank of Tokyo-Mitsubishi,
                Ltd.)                                             4,495,000
  1,000,000   Dade County Industrial
                Development Auth. Rev.,
                (Stephen M. Greene), VRDN,
                4.15%, 6/4/97 (LOC: Suntrust
                Bank, Miami, N.A.)                                1,000,000
  2,200,000   Dade County Resource Recovery
                Rev., 4.00%, 10/1/97 (AMBAC)                      2,200,000
  1,880,000   Dade County School Board
                Certificates of Participation,
                Series B, 4.25%, 8/1/97
                (AMBAC)                                           1,881,267
  4,295,000   Dade County Special Obligation
                Capital Asset Acquisition Rev.,
                VRDN, 4.30%, 6/4/97 (LOC:
                Sanwa Bank Ltd.)                                  4,295,000
  1,500,000   Escambia County Housing Finance
                Auth. Single Family Mortgage
                Rev., Series B, 3.75%, 2/20/98
                (GIC: Bayerishe Landesbank
                Girozentrale)                                     1,500,000
  1,965,000   Escambia County Housing Finance
                Auth. Single Family Mortgage
                Rev., VRDN, 4.10%, 6/5/97
                (LOC: Merrill Lynch & Co. Inc.)                   1,965,000
  3,900,000   Escambia County Industrial
                Development Auth. Rev., (Gelman
                Sciences), VRDN, 3.95%,
                6/4/97 (LOC:  NBD Bank
                Detroit)                                          3,900,000
  2,355,000   Florida Housing Finance Agency
                Multi-Family   Housing  Rev.,  Series
                1989  E,  (Fairmont  Oaks
                Project), VRDN, 4.15%, 6/4/97 (LOC:
                Comerica Bank)                                    2,355,000

See Notes to Financial Statements


8    Florida Municipal Money Market                 American Century Investments


                            SCHEDULE OF INVESTMENTS
                         FLORIDA MUNICIPAL MONEY MARKET

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 4,650,000   Florida Housing Finance Agency
                Rev., (Ashley Lakes Project),
                VRDN, 4.00%, 6/4/97 (LOC:
                Barclays Bank PLC)                               $4,650,000
  4,400,000   Florida Housing Finance Agency
                Rev., (Belville-Oxford), VRDN,
                4.20%, 6/4/97 (SBBPA:
                Continental Casualty Co.)                         4,400,000
  4,500,000   Florida Housing Finance Agency
                Rev., (Caribbean Key), VRDN,
                3.95%, 6/4/97 (LOC: KeyBank,
                N.A.)                                             4,500,000
  4,800,000   Florida Housing Finance Agency
                Rev., (Country Club Apartments),
                VRDN, 4.15%, 6/2/97 (LOC:
                Northern Trust Corp.)                             4,800,000
  2,500,000   Florida Housing Finance Agency
                Rev., (Heron Park Project),
                VRDN, 4.00%, 6/4/97 (LOC:
                NationsBank N.A.)                                 2,500,000
  2,000,000   Florida Housing Finance Agency
                Rev., (Tiffany Club), VRDN, 4.00%,
                6/4/97 (LOC: NationsBank N.A.)                    2,000,000
    500,000   Florida State Board of Education
                Capital Outlay GO, Series B,
                5.625%, 6/1/98                                      507,997
  2,000,000   Highlands County Housing Finance
                Agency Rev., Series 1996 B,
                VRDN, 3.95%, 6/5/97 (LOC:
                Canadian Imperial Holdings, Inc.
                and Capital Markets Assurance
                Corp.)                                            2,000,000
  2,200,000   Hillsborough County Aviation Auth.
                Rev. Commercial Paper, 3.75%,
                8/15/97 (LOC: National
                Westminster Bank PLC)                             2,200,000
  1,465,000   Hillsborough County Port District
                Rev., (Tampa Port Auth.), 4.50%,
                6/1/97 (FSA)                                      1,465,000
  2,000,000   Indian River County Hospital
                Commercial Paper, 3.70%,
                8/15/97 (LOC: Kredietbank N.V.)                   2,000,000
    950,000   Indian River County Industrial
                Development Rev., (Florida
                Convales), VRDN, 3.95%,
                6/2/97 (LOC: Toronto Dominion
                Bank)                                               950,000

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 3,000,000   Jacksonville Electric Commercial
                Paper, 3.90%, 7/18/97 (LOC:
                Credit Suisse First Boston, Inc.)                $3,000,000
  1,535,000   Jacksonville Excise Tax Rev.,
                Series B, 4.00%, 10/1/97 (FGIC)                   1,535,829
  1,300,000   Jacksonville Hospital Rev.,
                (Methodist Hospital Project),
                10.50%, 10/1/97, Prerefunded
                at 102% of Par(1)                                 1,353,958
    500,000   Marion County Housing Finance
                Auth. Multi-Family Rev., (Summer
                Trace Apartments), VRDN, 4.00%,
                6/5/97 (LOC: Suntrust Bank,
                Atlanta, GA)                                        500,000
    940,000   Martin County Industrial
                Development Auth. Rev., (R.F.
                Labs, Inc.), VRDN, 4.00%,
                6/4/97 (LOC: Suntrust Bank
                Central Florida, N.A.)                              940,000
    300,000   Martin County Industrial
                Development Auth. Rev., (Tampa
                Farm Service, Inc.), VRDN, 4.00%,
                6/4/97 (LOC: Suntrust Bank
                Central Florida, N.A.)                              300,000
  1,210,000   Monroe County School Board
                Certificates of Participation,
                3.70%, 8/1/97 (AMBAC)                             1,210,000
  1,900,000   Ocean Highway and Port Auth.
                Rev., Series 1990, VRDN, 3.95%,
                6/4/97 (LOC: ABN Amro Bank,
                N.A.)                                             1,900,000
    200,000   Ocean Highway and Port Auth.
                Rev., VRDN, 3.95%, 6/4/97
                (LOC: ABN Amro Bank, N.A.)                          200,000
  1,000,000   Orange County Health Facility
                Auth. Rev., (Adventist Health
                System), VRDN, 3.85%, 6/5/97
                (LOC: Rabobank)                                   1,000,000
  2,000,000   Pasco County School Board
                Certificates of Participation, Series
                1996, VRDN, 3.90%, 6/5/97
                (AMBAC)                                           2,000,000
  2,100,000   Pinellas County Industrial
                Development Rev., (Hunter
                Douglas Project), VRDN, 4.00%,
                6/4/97 (LOC: ABN Amro Bank
                N.V.)                                             2,100,000

See Notes to Financial Statements


Annual Report                               Florida Municipal Money Market     9


                            SCHEDULE OF INVESTMENTS
                         FLORIDA MUNICIPAL MONEY MARKET

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 1,960,000   Putnam County Development Auth.
                Rev., (Seminole Electric), 3.55%,
                9/15/97 (Guaranteed: National
                Rural Utilities Cooperative Finance
                Corp.)                                    $       1,960,000
  3,300,000   Sunshine State Government Finance
                Commercial Paper, 3.65%,
                7/14/97 (LOC: National
                Westminster Bank, Union Bank of
                Switzerland, and Morgan Guaranty
                Trust Co. of New York)                            3,300,000
  3,000,000   Sunshine State Government Finance
                Commercial Paper, 3.85%,
                7/16/97 (LOC: National
                Westminster Bank, Union Bank of
                Switzerland, and Morgan Guaranty
                Trust Co. of New York)                            3,000,000
  1,500,000   Tampa Solid Waste System Rev.,
                4.00%, 10/1/97 (FGIC)                             1,501,392
    900,000   Volusia County Industrial
                Development Auth. Rev., (Daytona
                Plastix Inc.), VRDN, 4.00%,
                6/4/97 (LOC: Suntrust Bank
                Central Florida, N.A.)                              900,000
                                                                -----------
TOTAL INVESTMENT SECURITIES--100.0%                            $111,130,082
                                                                ===========

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GIC = Guaranteed Investment Contract
GO = General Obligation
LOC = Letter of Credit
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1997.
(1)  Escrowed in U.S. Government Securities.

See Notes to Financial Statements


10   Florida Municipal Money Market                 American Century Investments

                      FLORIDA INTERMEDIATE-TERM MUNICIPAL


                                             30-Day                  30-Day Tax-Equivalent Yields
                                               SEC           28%           31%           36%           39.6%
                                              Yield      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

YIELDS AS OF MAY 31, 1997
Florida Intermediate-Term Municipal           4.17%         5.79%         6.04%         6.52%          6.90%

                                                                               AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR        3 YEARS     LIFE OF FUND
TOTAL RETURNS AS OF MAY 31, 1997
Florida Intermediate-Term Municipal .....................   1.95%         6.63%         6.08%          6.41%
Lehman 5-Year General Obligation Index ..................   1.28%         6.08%         5.90%          5.93%(2)
Average Florida Intermediate
Municipal Debt Fund(1) ..................................   1.19%         5.75%         5.53%          5.61%(2)
Fund's Ranking Among Florida Intermediate
Municipal Debt Funds(1) .................................    --        2 out of 18   2 out of 14  2 out of 13(2)

(1)  According to Lipper Analytical Services.

(2) Since 4/30/94, the date nearest the fund's inception for which data are available. Inception date was April 11, 1994.

See pages 28-29 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
Value on 5/31/94

$10,000 investment made 4/30/94

Florida Intermediate-Term Municipal   $12,068
Lehman 5-Year GO Index                $11,945

          Florida Intermediate-Term Municipal      Lehman 5-Year GO Index
Apr-94                 $10,000                            $10,000
May-94                 $10,093                            $10,056
Jun-94                 $10,054                            $10,033
Jul-94                 $10,195                            $10,142
Aug-94                 $10,252                            $10,191
Sep-94                 $10,173                            $10,114
Oct-94                 $10,045                            $10,058
Nov-94                  $9,876                             $9,993
Dec-94                 $10,032                            $10,081
Jan-95                 $10,212                            $10,178
Feb-95                 $10,471                            $10,326
Mar-95                 $10,539                            $10,490
Apr-95                 $10,592                            $10,518
May-95                 $10,830                            $10,749
Jun-95                 $10,811                            $10,757
Jul-95                 $10,930                            $10,908
Aug-95                 $11,021                            $11,018
Sep-95                 $11,069                            $11,051
Oct-95                 $11,195                            $11,097
Nov-95                 $11,297                            $11,192
Dec-95                 $11,386                            $11,253
Jan-96                 $11,513                            $11,387
Feb-96                 $11,481                            $11,349
Mar-96                 $11,328                            $11,288
Apr-96                 $11,310                            $11,271
May-96                 $11,300                            $11,258
Jun-96                 $11,351                            $11,338
Jul-96                 $11,477                            $11,413
Aug-96                 $11,476                            $11,436
Sep-96                 $11,552                            $11,522
Oct-96                 $11,663                            $11,629
Nov-96                 $11,819                            $11,791
Dec-96                 $11,802                            $11,774
Jan-97                 $11,837                            $11,805
Feb-97                 $11,936                            $11,889
Mar-97                 $11,820                            $11,755
Apr-97                 $11,865                            $11,814
May-97                 $12,068                            $11,945

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The graph begins on 4/30/94, the date nearest the fund's 4/11/94 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                           5/31/97     5/31/96
Number of Securities         34          26
Weighted Average Maturity 7.8 years   7.9 years
Average Duration          5.4 years   5.5 years
Expense Ratio               0.65%      0.13%*

* Until December 31, 1995, the fund's management fees were waived by Benham Management Corporation (BMC). As of January 1, 1996, management fees were phased in at a rate of 0.10% each month until the 0.67% annual expense cap was reached.


Annual Report                           Florida Intermediate-Term Municipal   11


                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

Management Q & A

An interview with senior portfolio manager Dave MacEwen and associate portfolio manager Ken Salinger. Dave and Ken are members of the Florida municipal funds management team.

How did the fund perform?

The fund posted a strong return, finishing second in its peer group category. For the fiscal year ended May 31, 1997, the fund's total return was 6.63%+, strongly outpacing the 5.75% average return of the 18 "Florida Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

What were some of the reasons behind the fund's strong performance?

One reason was the fund's portfolio structure, which--particularly in recent months--was positioned to take advantage of changing interest rates. By late in the first quarter, the yield curve began to flatten as growing expectations of an interest rate increase by the Federal Reserve (the Fed) caused short-term rates to rise faster than long-term rates.

Once the curve had flattened about as much as we believed likely, we shifted the fund's portfolio to more of a bulleted position. (A bullet structure clusters the fund's bond maturities around its average maturity. This structure tends to perform best when the yield curve is moving from flat to steep.) That strategy paid off as expectations for another near-term rate hike by the Fed largely dissipated, causing short-term rates to fall and the yield curve to steepen.

Our success in enhancing the fund's return through swap trades, however, was probably the main reason behind the fund's strong performance.

What are swap trades and why did you use them?

In a typical swap trade, we exchange one of the fund's securities with a broker for one of their securities that we believe is undervalued. There are several benefits to using swap trades.

One is that they allow the fund to take advantage of occasional market inefficiencies that can create attractive buying and selling opportunities. Another benefit is that swap trades allow us to quickly adjust the fund's structure. In addition, swap trades reduce the fund's exposure to market risk--

[bar graph - data below]

          Florida Intermediate-Term Municipal      Lehman 5-Year GO Index
5/94*                    0.93                               0.56
5/95                     7.31                               6.89
5/96                     4.34                               4.74
5/97                     6.63                               6.08

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns for the 1996 and 1997 fiscal years include operating expenses, while the comparative index's returns do not. See page 28 for a definition of the index.

* Return from 4/30/94 (the date nearest the fund's inception for which index data are available) to 5/31/94.

+ Benham Management Corporation absorbed 7 basis points of the fund's expenses during June 1996; however, the fund's ranking would have been the same if the expenses had not been waived.


12   Florida Intermediate-Term Municipal            American Century Investments


                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

that is, the chance that interest rates will change while we are looking for a replacement security. Swapping also helped us stay more fully invested in municipal securities, thus increasing the fund's return over the period by decreasing the amount of time the fund was forced to hold cash.

How did you manage the fund's duration over the fiscal year?

We kept the fund's duration roughly neutral to its peers, staying in a range of 5.0-5.7 years. Within that range, we shifted the fund's position slightly as conditions warranted to take advantage of the relatively stable nature of the municipal market during the period.

Securities rated AAA and AA continued to be the fund's staple. Why?

Investors searching for higher yields continued to show strong demand for lower-rated municipal securities during the period, causing the yield advantage of lower-rated municipals to diminish. In addition, fairly low levels of new municipal security issuance caused bond insurers to lower their premiums to capture more business. This allowed us to maintain a high level of credit quality for the fund while sacrificing very little yield.

The fund received a large amount of discretionary investment capital from Benham Management Corporation beginning in April 1997. Why?

We wanted to give fund investors the opportunity to monitor the fund's performance in their local newspapers. To list the fund in the paper, we needed to bring the fund's assets to over $25 million--the threshold required by the National Association of Securities Dealers (NASD). Shareholders will no longer need to call us to receive share price quotes.

How did you use this large influx of cash?

We used the investment as an opportunity to shift the fund's portfolio to more of a bulleted position.

In addition, we enhanced the fund's yield by purchasing some housing revenue municipals. These types of securities are isssued by local and state housing authorities to finance construction projects for housing, plants, pollution control facilities, or similar endeavors. Housing revenue municipals tend to perform well when interest rates stay within a relatively narrow range.

[pie charts]

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE (as of  5/31/97)
Revenue  Bonds  61%
Land-Secured 15%
GO 13%
COPs/Leases 8%
Prerefunded/ETM 1%
Other 2%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 11/30/96)
Revenue Bonds 74%
GO 13%
Tax Allocation 6%
Prerefunded/ETM 5%
Other 2%


Annual Report                           Florida Intermediate-Term Municipal   13


                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

What is your outlook for the municipal market over the next six months?

Whether the bond market can sustain the rally begun in early June depends on the economy, Federal Reserve interest rate policy and inflation. Our current expectation is that economic growth will slow from its unsustainable first-quarter pace. Inflation seems tame, having risen just 2.2% over the last 12 months. In addition, "real" short-term interest rates (nominal short-term rates minus the inflation rate) are already at levels that should inhibit economic growth. As a result, we think municipal securities could rally if the economy continues to slow. Nevertheless, if wage pressures increase, fear of a Fed rate hike may send municipal bond prices lower.

Another important factor is the relative performance of municipals and Treasurys. Lately, municipal securities have significantly outperformed Treasurys, a situation caused in part by relatively low municipal debt issuance. Although municipal issuance should remain fairly light in the near future, the likelihood that municipal bonds will continue to outperform Treasurys is diminishing--their prices are currently considered historically expensive relative to Treasurys. If investor demand shifts back to Treasurys, municipal prices would lose a key support.

With this outlook in mind, what are your plans for the fund going forward?

We plan to continue using swap trades in an attempt to enhance the fund's returns. In addition, we will likely maintain the fund's current neutral duration until market conditions call for a different strategy.

We will also look for what we believe are undervalued securities that will enhance the fund's yield with the help of our credit research team. In addition, we will continue to monitor the relative performance of Treasury versus municipal securities.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
AAA 63%
AA 37%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)
AAA 70%
AA 30%


14   Florida Intermediate-Term Municipal            American Century Investments


                            SCHEDULE OF INVESTMENTS
                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES
$   300,000   Boca Raton Water and Sewer Rev.,
                6.40%, 10/1/02                                   $  314,787
    150,000   Broward County Educational Auth.
                Rev., (Nova Southeastern
                University), 5.40%, 4/1/02
                (Connie Lee)                                        154,289
    300,000   Broward County School District
                GO, 6.75%, 2/15/00                                  317,331
    525,000   Clay County School Board
                Certificates of Participation,
                4.90%, 7/1/03 (MBIA)                                527,856
  1,000,000   Dade County Aviation Rev., Series
                A, (Miami International Airport),
                5.50%, 10/1/02 (FSA)                              1,031,590
    500,000   Dade County Aviation Rev., Series
                E, 5.50%, 10/1/10 (AMBAC)                           510,435
    750,000   Dade County Water and Sewer
                System Rev., 5.125%, 10/1/09
                (FGIC)                                              750,630
    500,000   Duval County School District GO,
                6.25%, 8/1/05 (AMBAC)                               540,270
    500,000   East County Water Control District
                Rev., Series 1994, 5.375%,
                11/1/01 (Asset Guarantee)                           513,510
    300,000   Escambia County Housing Finance
                Auth. Single Family Mortgage
                Rev., 6.00%, 4/1/02                                 308,574
    350,000   Florida Housing Finance Agency
                Multi-Family Housing Rev., 5.35%,
                6/1/00 (Guaranteed)                                 353,766
    450,000   Florida Housing Finance Agency
                Rev., (Williamsburg Village
                Apartments), 5.60%, 12/1/07
                (AMBAC)                                             459,311
    500,000   Florida Housing Finance Agency
                Rev., (Windwood), 5.65%,
                12/1/07 (AXA Insurance)                             508,090
  1,000,000   Florida State Board of Education
                Capital Outlay Rev., 5.00%,
                6/1/04                                            1,015,640
  1,000,000   Florida State Board of Finance
                Department of General Services
                Rev., 5.00%, 7/1/05 (AMBAC)                       1,010,890
    350,000   Gainesville Florida Utilities System
                Rev., Series A, 5.75%, 10/1/09                      370,780

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$   400,000   Hillsborough County Port District
                Special Rev., 6.50%, 6/1/04
                (FSA)                                         $     437,552
    400,000   Indian Trace Community
                Development Auth. Rev., Series
                1995 A, (District Water
                Management), 5.25%, 5/1/03
                (MBIA)                                              410,716
    480,000   Jacksonville Electric Auth. Rev.,
                (St. John's River Power Project),
                6.00%, 10/1/05                                      518,640
    500,000   Jacksonville Electric Auth. Special
                Obligation, 4th Series, (St. John's
                River Power Project), 6.50%,
                10/1/01                                             538,050
    500,000   Jacksonville Excise Tax Rev.,
                5.20%, 10/1/04 (FGIC)                               509,550
    300,000   Lakeland Water and Electric Rev.,
                6.00%, 10/1/07 (FGIC)                               326,364
    550,000   Orange County Health Facilities
                Auth. Rev., Series A, 6.00%,
                10/1/04 (MBIA)                                      588,786
  1,000,000   Orange County School Board
                Certificates of Participation,
                Series A, 4.875%, 8/1/03 (MBIA)                   1,005,760
    450,000   Orlando and Orange County
                Expressway Auth. Rev., 6.50%,
                7/1/11 (FGIC)                                       506,200
    500,000   Orlando Utility Commission Water
                and Electric Rev., 5.70%,
                10/1/04                                             528,305
    300,000   Pensacola Airport Rev., Series A,
                6.00%, 10/1/01 (MBIA)                               305,337
    500,000   Pensacola Airport Rev., Series B,
                5.40%, 10/1/07 (MBIA)                               512,300
    200,000   Reedy Creek Improvement District
                Utility Rev., Series 1991, 6.25%,
                10/1/01, Prerefunded at 101%
                of Par (MBIA)(1)                                    215,078
    400,000   St. Cloud Utility Rev., 6.40%,
                8/1/06 (MBIA)                                       431,956
    175,000   Tampa Palms Community
                Development Special Assessment
                Rev., 4.90%, 5/1/99 (MBIA)                          176,813
    500,000   Volusia County School District GO,
                6.20%, 8/1/03 (FGIC)                                536,595
                                                                 ----------
TOTAL MUNICIPAL SECURITIES--90.5%                                16,235,751
   (Cost $15,928,619)                                            ----------

See Notes to Financial Statements


Annual Report                           Florida Intermediate-Term Municipal   15


                            SCHEDULE OF INVESTMENTS
                      FLORIDA INTERMEDIATE-TERM MUNICIPAL
MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES
$   600,000   St. Lucie Solid Waste Disposal Rev.,
                (Florida Light & Power Project),
                VRDN, 4.25%, 6/2/97                         $       600,000
  1,100,000   Sunshine State Government
                Finance Commercial Paper,
                3.85%, 7/8/97 (LOC: National
                Westminster Bank, Union Bank
                of Switzerland, and Morgan
                Guaranty Trust Co. of New York)                   1,100,176
                                                                 ----------
TOTAL SHORT-TERM
MUNICIPAL SECURITIES--9.5%                                        1,700,176
   (Cost $1,700,000)                                             ----------
TOTAL INVESTMENT SECURITIES--100.0%                             $17,935,927
   (Cost $17,628,619)                                            ==========

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1997.
(1)  Escrowed in U.S. Government Securities.

See Notes to Financial Statements


16   Florida Intermediate-Term Municipal            American Century Investments

                      STATEMENTS OF ASSETS AND LIABILITIES

MAY 31, 1997

                                                                                     FLORIDA           FLORIDA
                                                                                    MUNICIPAL     INTERMEDIATE-TERM
                                                                                  MONEY MARKET        MUNICIPAL

ASSETS
Investment securities, at value (amortized cost and identified
  cost of $17,628,619, respectively) (Note 3) ................................    $111,130,082     $17,935,927
Cash .........................................................................         587,875              --
Investment in affiliated money market fund (Note 2) ..........................              --         601,610
Interest receivable ..........................................................         533,162         207,088
Prepaid expenses and other assets ............................................           3,760           2,254
                                                                                   -----------      ----------
                                                                                   112,254,879      18,746,879
                                                                                   -----------      ----------

LIABILITIES
Disbursements in excess of demand deposit cash ...............................           1,171         129,029
Payable for investments purchased ............................................              --       2,079,664
Payable for capital shares redeemed ..........................................          47,663          14,754
Payable to affiliates (Note 2) ...............................................          57,931           7,770
Dividends payable ............................................................           3,297           2,000
Accrued expenses and other liabilities .......................................          15,616           1,047
                                                                                   -----------      ----------
                                                                                       125,678       2,234,264
                                                                                   -----------      ----------
Net Assets Applicable to Outstanding Shares ..................................    $112,129,201     $16,512,615
                                                                                  ============     ===========

CAPITAL SHARES
Outstanding (unlimited number of shares authorized) ..........................     112,129,201       1,597,668
                                                                                  ============     ===========
Net Asset Value Per Share ....................................................           $1.00          $10.34
                                                                                  ============     ===========

NET ASSETS CONSIST OF:
Capital paid in ..............................................................    $112,129,201     $16,153,855
Accumulated net realized gain on investments .................................              --          51,452
Net unrealized appreciation on  investments (Note 3) .........................              --         307,308
                                                                                   -----------      ----------
                                                                                  $112,129,201     $16,512,615
                                                                                  ============     ===========

See Notes to Financial Statements


Annual Report                          Statements of Assets and Liabilities   17

                            STATEMENTS OF OPERATIONS

YEAR ENDED MAY 31, 1997

                                                                                     FLORIDA           FLORIDA
                                                                                    MUNICIPAL     INTERMEDIATE-TERM
                                                                                  MONEY MARKET        MUNICIPAL

INVESTMENT INCOME
Income:
Interest ....................................................................      $4,751,569         $587,727
                                                                                   ----------         --------

Expenses (Note 2):
Investment advisory fees ....................................................         565,080           48,457
Administrative fees .........................................................         124,867           10,678
Transfer agency fees ........................................................          42,747           10,178
Printing and postage ........................................................          38,276            7,417
Custodian fees ..............................................................          34,638            6,641
Auditing and legal fees .....................................................          31,431            5,773
Telephone expenses ..........................................................           9,910              460
Registration and filing fees ................................................           7,414            1,564
Trustees' fees and expenses .................................................           5,690              557
Organizational expenses .....................................................           1,316            1,174
Other operating expenses ....................................................          11,146            7,304
                                                                                   ----------         --------
  Total expenses ............................................................         872,515          100,203
Amount waived ...............................................................        (711,288)         (24,856)
                                                                                   ----------         --------
  Net expenses ..............................................................         161,227           75,347
                                                                                   ----------         --------
Net investment income .......................................................       4,590,342          512,380
                                                                                   ----------         --------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)
Net realized gain on investments ............................................              --           51,857
Change in net unrealized appreciation on investments ........................              --          177,601
                                                                                   ----------         --------

Net realized and unrealized
gain on investments .........................................................              --          229,458
                                                                                   ----------         --------
Net Increase in Net Assets
Resulting from Operations ...................................................      $4,590,342         $741,838
                                                                                   ==========         ========

See Notes to Financial Statements


18   Statements of Operations                       American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MAY 31, 1997
AND MAY 31, 1996

                                                                  FLORIDA                       FLORIDA
                                                                 MUNICIPAL                 INTERMEDIATE-TERM
                                                               MONEY MARKET                    MUNICIPAL

Increase in Net Assets                                   1997            1996             1997           1996
OPERATIONS
Net investment income ............................  $   4,590,342    $ 2,956,034   $     512,380  $    532,966
Net realized gain on investments .................             --             --          51,857        60,069
Change in net unrealized appreciation
  (depreciation) on investments ..................             --             --         177,601      (154,774)
                                                        ---------      ---------         -------       -------
Net increase in net assets resulting
  from operations ................................      4,590,342      2,956,034         741,838       438,261
                                                        ---------      ---------         -------       -------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......................     (4,590,342)    (2,956,034)       (512,380)     (532,966)
From net realized gains from
  investment transactions ........................            --              --         (39,475)      (43,635)
                                                        ---------      ---------         -------       -------
Decrease in net assets from distributions ........     (4,590,342)    (2,956,034)       (551,855)     (576,601)
                                                        ---------      ---------         -------       -------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........................    211,673,148    196,163,359      14,609,503     7,316,860
Proceeds from reinvestment of distributions ......      4,249,244      2,887,312         409,403       403,119
Payments for shares redeemed .....................   (203,786,255)  (144,204,430)     (9,015,107)   (6,794,465)
                                                     ------------   ------------      ----------    ----------
Net increase in net assets from
  capital share transactions .....................     12,136,137     54,846,241       6,003,799       925,514
                                                       ----------     ----------       ---------       -------
Net increase in net assets .......................     12,136,137     54,846,241       6,193,782       787,174

NET ASSETS
Beginning of year ................................     99,993,064     45,146,823      10,318,833     9,531,659
                                                       ----------     ----------      ----------     ---------
End of year ......................................   $112,129,201    $99,993,064     $16,512,615    $10,318,833
                                                     ============    ===========     ===========    ===========

TRANSACTIONS IN SHARES OF THE FUNDS
Sold .............................................    211,673,148    196,163,359       1,420,596       703,119
Issued in reinvestment of distributions ..........      4,249,244      2,887,312          39,811        38,875
Redeemed .........................................   (203,786,255)  (144,204,430)       (876,033)     (654,017)
                                                     ------------   ------------        --------      --------
Net increase .....................................     12,136,137     54,846,241         584,374        87,977
                                                       ==========     ==========         =======        ======

See Notes to Financial Statements


Annual Report                           Statements of Changes in Net Assets   19


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Florida Municipal Money Market Fund (Money Market
Fund) and American Century - Benham Florida Intermediate-Term Municipal Fund (Intermediate-Term Fund) (the Funds) are two of the six Funds issued by the Trust. The Funds are non-diversified under the 1940 Act. Their investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Money Market Fund invests primarily in short-term Florida municipal obligations and maintains a weighted average maturity of 90 days or less. The Intermediate-Term Fund invests primarily in intermediate-term Florida municipal obligations and maintains a weighted average maturity from five to ten years. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies relating to the Funds are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities held by the Money Market Fund are valued at amortized cost, which approximates current market value. Securities held by the Intermediate-Term Fund are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premiums and original issue discounts are amortized daily using the effective interest rate method for the Intermediate-Term Fund. Market discounts are recognized as income upon the sale or maturity of securities for the Intermediate-Term Fund. Premiums and discounts are amortized daily on a straight-line basis for securities held by the Money Market Fund.

Income Tax Status--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions from net investment income for the Intermediate-Term Fund are declared daily and distributed monthly. Distributions from net realized gains for the Intermediate-Term Fund are declared and paid annually. The Money Market Fund's distributions from net investment income are declared and credited daily and distributed monthly. The Money Market Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions. For the year ended May 31, 1997, 100% of the Funds' distributions from net investment income have been designated as exempt from federal income taxes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment manager, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Futures Contracts--The Intermediate-Term Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is


20   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997

equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at May 31, 1997.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule.

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.61% of average daily closing net assets for the Money Market Fund and 0.67% for the Intermediate-Term Fund. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. BMC voluntarily agreed to absorb all expenses of the Money Market Fund through December 31, 1996. In January 1997, the Money Market Fund began adding expenses at a rate of 0.10% of average daily closing net assets per month and will continue to add expenses at this rate until the contractual expense rate of 0.61% is reached.

The payables to affiliates as of May 31, 1997, based on the above agreements, were as follows:

                                           Intermediate-
                             Money Market      Term
Investment Advisor .........    $34,908       $4,669
Administrative Services and
  Transfer Agent ...........     23,023)       3,101
                              ---------     --------
                                $57,931       $7,770
                              =========     ========

As of May 31, 1997, Intermediate-Term had invested $601,610 in shares of the Money Market Fund. The terms of such transactions were identical to those with non-related entities except that, to avoid duplicate investment advisory fees and administrative fees, Intermediate-Term did not pay BMC investment advisory fees and ACSC administrative fees with respect to assets invested in shares of the Money Market Fund.

On April 25, 1997, the Board of Trustees approved a plan to implement a unified management fee, which would replace the existing contracts between the Funds and related parties. Such plan is subject to shareholder approval and will be voted on in July, 1997. Results of the vote were unknown at the time this report was printed.

The Trust has a Distribution Agreement with ACIS which is responsible for promoting sales of and distributing the Trust's shares.


Annual Report                                 Notes to Financial Statements   21


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997

--------------------------------------------------------------------------------
3. Investment Transactions

Purchases and sales of securities (excluding short-term investments) for the year ended May 31, 1997, for the Intermediate-Term Fund totaled $15,343,297 and $9,268,472, respectively.

As of May 31, 1997, accumulated net unrealized appreciation for the Intermediate-Term Fund was $307,308, consisting of unrealized appreciation of $312,718, and unrealized depreciation of $5,410. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


22   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS
                         FLORIDA MUNICIPAL MONEY MARKET

     For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                                 1997         1996         1995         1994(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ..........................  $1.00       $1.00        $1.00         $1.00
                                                                 -----       -----        -----         -----
Income From Investment Operations
  Net Investment Income .......................................   0.03        0.04         0.04         --
                                                                 -----       -----        -----         -----
Distributions
  From Net Investment Income ..................................  (0.03)      (0.04)       (0.04)        --
                                                                 -----       -----        -----         -----
Net Asset Value, End of Period ................................  $1.00       $1.00        $1.00         $1.00
                                                                 =====       =====        =====         =====
  Total Return(2) .............................................   3.55%       3.86%        3.71%         0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3) ......................................   0.12%       0.01%         --          --
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)(3) .........................   0.66%       0.71%        0.88%      1.58%(4)
Ratio of Net Investment
Income to Average Net Assets ..................................   3.48%       3.75%        3.93%      2.99%(4)
Ratio of Net Investment Income to Average
Net Assets (Before Expense Waiver) ............................   2.94%       3.05%        3.05%      1.41%(4)
Net Assets, End of Period (in thousands) .....................$112,129      $99,993      $45,147        $5,565

(1)  April 11, 1994 (incepton) through May 31, 1994.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for the periods subsequent to May 31, 1995, include expenses paid through expense offset arrangements.

(4)  Annualized.

See Notes to Financial Statements


Annual Report                                          Financial Highlights   23

                              FINANCIAL HIGHLIGHTS
                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

     For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                                 1997         1996         1995         1994(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period .......................   $10.18        $10.30       $10.11       $10.00
                                                               ------        ------       ------       ------
Income From Investment Operations
  Net Investment Income ....................................     0.46          0.52         0.52         0.07
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............................     0.20         (0.08)        0.19         0.11
                                                                 ----         -----         ----         ----
  Total From Investment Operations .........................     0.66          0.44         0.71         0.18
                                                                 ----          ----         ----         ----
Distributions
  From Net Investment Income ...............................    (0.46)        (0.52)       (0.52)       (0.07)
  From Net Realized Capital Gains ..........................    (0.04)        (0.04)       --           --
                                                                 ----          ----         ----         ----
  Total Distributions ......................................    (0.50)        (0.56)       (0.52)       (0.07)
                                                                -----         -----        -----        -----
Net Asset Value, End of Period .............................   $10.34        $10.18       $10.30       $10.11
                                                               ======        ======       ======       ======
  Total Return(2) ..........................................     6.63%         4.34%        7.31%        1.79%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................................     0.65%        0.13%        --           --
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver) .........................     0.86%        0.88%         1.09%     1.92%(3)
Ratio of Net Investment
Income to Average Net Assets ...............................     4.42%        5.05%         5.23%     5.02%(3)
Ratio of Net Investment Income to
Average Net Assets (Before Expense Waiver) .................     4.21%        4.30%         4.14%     3.10%(3)
Portfolio Turnover Rate ....................................       82%          66%           37%           6%
Net Assets, End of Period (in thousands) ...................  $16,513       $10,319        $9,532       $5,892

(1)  April 11, 1994 (inception) through May 31, 1994.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


24   Financial Highlights                           American Century Investments


                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
American Century Municipal Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of American Century - Benham Florida
Municipal Money Market Fund and American Century - Benham Florida Intermediate-Term Municipal Fund (two of the series comprising American Century Municipal Trust) (the Funds) as of May 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Kansas City, Missouri
July 7, 1997


Annual Report                                  Independent Auditors' Report   25


                                     NOTES

26   Notes                                          American Century Investments


                                     NOTES

Annual Report                                                         Notes   27


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

The Benham Group offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

The Florida municipal funds seek to provide interest income exempt from federal income taxes by investing at least 65% of their net assets in Florida municipal securities. Fund shares are intended to be exempt from the Florida intangibles tax.

Florida Municipal Money Market seeks interest income exempt from federal income taxes. The fund invests primarily in high-quality, short-term Florida municipal securities. Investments in Florida Municipal Money Market are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

Florida Intermediate-Term Municipal is a variable-price bond fund that invests primarily in intermediate-term Florida municipal securities with maturities of four or more years. The fund maintains a weighted average maturity of 5-10 years.

Comparative Indices

The index listed below is used in the report as a fund performance comparison. It is not an investment product available for purchase.

The Lehman 5-Year Municipal General Obligation Index is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper categories for the Florida Municipal funds are:

Other  States   Tax-Exempt   Money  Market  Funds   (Florida   Municipal   Money
Market)--funds   that  invest  in  high  quality   municipal   obligations  with
dollar-weighted average maturities of less than 90 days.

Florida Intermediate Municipal Debt Funds (Florida Intermediate-Term Municipal)--funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years.

PORTFOLIO MANAGEMENT TEAM
Senior Municipal
Portfolio Manager                   Dave MacEwen
Municipal Portfolio Manager         Bryan Karcher
Associate Municipal
Portfolio Manager                   Ken Salinger
Municipal Credit Research Manager   Steven Permut
Credit Analysts                     Scott Lord, Bill McClintock,
                                    David Moore, Tim Benham


28   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 23-24.

Yields

o 7-Day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

o 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annualized percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

o Tax-Equivalent Yields show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

Investment Terms

o Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

o Yield Curve--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Types of Municipal Securities

o COPs/Leases--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

o GO Bonds--general obligation securities backed by the taxing power of the issuer.

o Land-Secured Bonds--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

o Prerefunded Bonds/ETM Bonds--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

o Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


Annual Report                                                      Glossary   29

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUNICIPAL TRUST

Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9707           [recycled logo]
SH-BKT-9001        Recycled

                                 ANNUAL REPORT

                            [american century logo]

                                  May 31, 1997

                                     BENHAM
                                      GROUP

                       Arizona Intermediate-Term Municipal

[front cover]

                                TABLE OF CONTENTS
Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Arizona Municipal Credit Review............................. 4
Performance & Portfolio Information......................... 5
Management Q & A............................................ 6
Schedule of Investments..................................... 8
Statement of Assets and Liabilities.........................10
Statement of Operations.....................................11
Statements of Changes in Net Assets.........................12
Notes to Financial Statements...............................13
Financial Highlights........................................15
Independent Auditors' Report................................16
Background Information
   Investment Philosophy & Policies.........................20
   Comparative Indices......................................20
   Lipper Rankings..........................................20
   Portfolio Management Team................................20
Glossary....................................................21

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
        Arizona
Intermediate-Term Municipal

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS
Period Overview

o The U.S. economy grew at a healthy clip during the fiscal year ended May 31, 1997, while inflation remained relatively subdued.

o The Federal Reserve raised short-term interest rates in late March--the first increase since February 1995--in an effort to keep inflation from accelerating.

o  Municipal  bonds  posted  strong  returns  despite  shifting   interest  rate
expectations.

o Relatively low levels of new municipal issuance should continue to support prices for the near future.

Arizona Municipal Credit Review

o Strong economic growth improved Arizona municipal credit quality during the fiscal year.

o Arizona's healthy economy translated into increased retail sales, which has boosted the state's tax revenues.

o As we anticipated, Maricopa County's credit rating was upgraded by several independent rating agencies.

o Going forward, we expect Arizona municipal credit quality to remain stable and strong, but we will continue to monitor potential credit threats, such as the state's rising inflation levels.

Arizona Intermediate-Term Municipal

o The fund produced strong returns for the fiscal year despite shifting market expectations.

o We kept the fund's duration conservatively positioned, making only slight adjustments as conditions warranted.

o Going forward, we will focus more strongly on the difference between the yields of shorter- and longer-term municipals.

o With the help of our credit research team, we will continue to look for undervalued securities that we believe have the chance to appreciate.

                             ARIZONA INTERMEDIATE-
                                 TERM MUNICIPAL

                          TOTAL RETURNS:  AS OF 5/31/97
                             6 Months            0.94%*
                             1 Year               5.77%

                          NET ASSETS:     $30.6 million
                             (AS of 5/31/97)

                          INCEPTION DATE:       4/11/94

                          TICKER SYMBOL:          BEAMX

                          * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 21.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

During the fiscal year ended May 31, 1997, investors in the Benham Arizona Intermediate-Term fund earned solid, competitive returns as municipal securities outperformed Treasurys for much of the period. The extended economic expansion that propelled U.S. stock markets to new highs also benefited municipal and corporate bonds, and low levels of inflation provided bond investors with higher real rates of return. In Arizona, surging retail sales and low levels of unemployment boosted tax revenues for local governments, leading to credit quality upgrades.

American Century's municipal bond management team is well positioned to take advantage of attractive opportunities in the municipal markets. We have continued to expand our very talented team of municipal credit analysts, most recently adding David Moore, who comes to us from Keystone Investments in Boston. The credit team contributed significantly to our ability to find undervalued municipal securities that ultimately enhanced fund returns.

We also strengthened our corporate team. In June, Bill Lyons, American Century's chief operating officer, was named president, assuming full responsibility for the company's day-to-day operations. This change will allow Jim Stowers III to focus more time on developing and refining new investment technologies and tools that build on and leverage the proprietary system his father pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will help lead us and our investors to success in the next century.

We appreciate your confidence in American Century and look forward to continuing to serve you.

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW
U.S. Economy

The U.S. economy grew at a healthy pace during the 12 months ended May 31, 1997. After expanding at a 2.2% annual rate in the third quarter of 1996, the U.S. economy surged ahead at an impressive 3.8% rate in the fourth quarter. Economic growth hit a ten-year high of 5.9% in the first quarter of 1997. Fueling robust growth were strong consumer spending and rising consumer confidence, which reached a 28-year high in April. In addition, the unemployment rate fell from 5.4% in January to a 23-year low of 4.8% in May.

Inflation--as measured by the government's consumer price index--rose at a modest 1.4% annual rate during the first five months of 1997. That stands in sharp contrast to 1996, when prices rose by 3.6% --the largest yearly gain since 1990.

Concerned that vigorous economic growth might lead to higher inflation, the Federal Reserve (the Fed) raised short-term interest rates in March--the first such increase since February 1995. Though the Fed held rates steady at its May interest rate policy meeting, tight labor markets and strong manufacturing activity have kept market participants from ruling out another rate hike.

Municipal Bond Market

Municipal bonds produced strong returns as interest rates declined overall during the 12-month period. Longer-term securities, which usually appreciate more than short-term securities when rates fall, performed best. For the period, the Lehman Long-Term Municipal Bond Index rose by 10.04%. The Lehman Five-Year General Obligation Index rose by 6.09%.

Bond yields fluctuated throughout the period. Yields were at their highest point at the beginning of the period, when strong job growth led many to believe that the Fed was poised to raise rates. However, expectations for higher rates softened after economic growth moderated in the third quarter and the Fed continued to hold interest rates steady. Aided by strong demand from insurance companies, municipal bond prices rallied and yields fell. By December, short-term municipal yields had fallen nearly 60 basis points from where they began the period, while long-term municipal yields were nearly 70 basis points lower.

Interest rates rose near the end of the first quarter of 1997 as signs of stronger-than-expected economic growth resurrected fears that the Fed would raise rates to keep inflation in check. As a result, municipal bond yields rose steadily through April.

Recent data suggest that the rate of U.S. economic growth slowed during the second quarter, fueling a municipal market rally in May and June. Municipal bonds are also benefiting from relatively low levels of new municipal debt issuance. Although demand from retail investors has tapered off recently, retail demand was strong during much of the fiscal year. Any renewed surge in demand would support bond prices and dampen market volatility.

[line graph]

MUNICIPAL YIELD CURVES

Years to Maturity       5/31/96          5/31/97
1                        3.800            3.850
2                        4.150            4.150
3                        4.370            4.350
4                        4.520            4.500
5                        4.640            4.600
6                        4.740            4.660
7                        4.840            4.720
8                        4.940            4.780
9                        5.040            4.840
10                       5.140            4.900
11                       5.230            4.976
12                       5.320            5.052
13                       5.410            5.128
14                       5.500            5.204
15                       5.590            5.280
16                       5.624            5.308
17                       5.658            5.336
18                       5.692            5.364
19                       5.726            5.392
20                       5.760            5.420
21                       5.768            5.426
22                       5.776            5.432
23                       5.784            5.438
24                       5.792            5.444
25                       5.800            5.450
26                       5.804            5.454
27                       5.808            5.458
28                       5.812            5.462
29                       5.816            5.466
30                       5.820            5.470
Source: Bloomberg Financial Markets


Annual Report                                               Period Overview    3


                        ARIZONA MUNICIPAL CREDIT REVIEW

Strong economic growth improved Arizona municipal credit quality during the 12 months ended May 31, 1997. As we anticipated, Maricopa County's credit rating was upgraded by several independent rating agencies during the period. Though the pace of economic growth slowed slightly in early 1997, Arizona was the second fastest growing state in the nation during 1996.

As the accompanying graph indicates, Arizona's economy supported impressive rates of job growth. The state unemployment rate fell to 4.9% during March 1997, compared with a national rate of 5.2% for the same period. Labor-force growth has been most impressive in Phoenix and Tucson, where March unemployment rates were 3.4% and 3.5%, respectively.

The state's population expanded rapidly during the period, with growth forecast to remain strong through 2005. Arizona's growth has been fueled by immigration from neighboring high-cost states, attracting companies and workers from California in particular. In addition, retirees continue to be drawn by the state's desirable climate and quality of life. The rapid growth of Arizona's population and employment has been mirrored by the growth of personal incomes, which expanded by 8.8% during 1996.

The combination of strong economic and population growth buoyed the state's construction sector. Though total building permit issuance remains at a high annual level, residential permit issuance actually tapered off during 1996 and 1997 (see the accompanying graph). Nevertheless, commercial construction remains strong and should support the sector for the near future.

Despite the recent expansion of the state's high technology, construction and retail sectors, tourism remains a vital component of Arizona's economy. Nearly 24 million tourists are estimated to have visited Arizona in 1996.

Arizona's healthy economy translated into increased retail sales in 1996 and similar trends continue thus far in 1997. The steady increase in taxable sales has been good for the state's budget--general fund tax revenues are up almost 8% on a year-over-year basis in fiscal 1997.

Going forward, we expect Arizona municipal credit quality to remain stable and strong. Nevertheless, we continue to monitor potentially negative credit trends. Inflation is rising in Arizona, with the inflation rate in the Phoenix metropolitan area about twice the national average. As a result, the state's traditional cost advantage may be disappearing. In addition, unemployment has fallen so low in Arizona that a shortage of skilled workers may constrain economic growth going forward. Rapid economic and population growth are straining the state's infrastructure, which could result in the need for significant capital outlays. Arizona's future credit quality will continue to depend largely on the state's and localities' ability to manage capital plans and debt issuance.

[line graph - data below]

ARIZONA RESIDENTIAL BUILDING PERMITS AND EMPLOYMENT

             Residential Building Permits                Employment
              (left scale in thousands)          (right scale in millions)
1987                    39.635                              1.39
1988                    32.528                              1.42
1989                    23.315                              1.45
1990                    22.883                              1.48
1991                    23.421                              1.49
1992                    31.365                              1.52
1993                    38.379                              1.58
1994                    51.018                              1.69
1995                    52.648                              1.80
1996                    52.497                              1.90

Source: DRI/McGraw-Hill


4    Arizona Municipal Credit Review                American Century Investments

                      PERFORMANCE & PORTFOLIO INFORMATION

                                             30-Day                  30-Day Tax-Equivalent Yields
                                               SEC         31.02%        33.90%        34.59%        39.33%
                                              Yield      Tax Bracket   Tax Bracket  Tax Bracket   Tax Bracket

CURRENT YIELDS AS OF MAY 31, 1997
Arizona Intermediate-Term Municipal           4.18%         6.06%         6.32%         6.39%         6.89%

                                                                  AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS     LIFE OF FUND
TOTAL RETURNS AS OF MAY 31, 1997
Arizona Intermediate-Term Municipal ........  0.94%         5.77%         5.98%         6.37%
Lehman 5-Year General Obligation Index .....  1.28%         6.08%         5.90%         5.93%(2)
Average Other States Intermediate
Municipal Debt Fund(1) .....................  1.21%         6.01%         5.44%         5.54%(2)
Fund's Ranking Among Other States
Intermediate Municipal Debt Funds(1) .......     --     48 out of 67   5 out of 53  3 out of 52(2)

(1) According to Lipper Analytical Services.
(2) Since 4/30/94, the date nearest the fund's inception for which data are available. Inception date was April 11, 1994.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
Value on 5/31/97

$10,000 investment made 4/30/94

Arizona Intermediate-Term Municipal $12,031
Lehman 5-Year GO Index     $11,945

          Arizona Intermediate-Term Municipal      Lehman 5-Year GO Index
                       $10,000                            $10,000
May-94                 $10,092                            $10,056
Jun-94                 $10,064                            $10,033
Jul-94                 $10,234                            $10,142
Aug-94                 $10,280                            $10,191
Sep-94                 $10,202                            $10,114
Oct-94                 $10,083                            $10,058
Nov-94                  $9,973                             $9,993
Dec-94                 $10,098                            $10,081
Jan-95                 $10,268                            $10,178
Feb-95                 $10,443                            $10,326
Mar-95                 $10,562                            $10,490
Apr-95                 $10,625                            $10,518
May-95                 $10,852                            $10,749
Jun-95                 $10,855                            $10,757
Jul-95                 $10,985                            $10,908
Aug-95                 $11,085                            $11,018
Sep-95                 $11,130                            $11,051
Oct-95                 $11,233                            $11,097
Nov-95                 $11,343                            $11,192
Dec-95                 $11,426                            $11,253
Jan-96                 $11,574                            $11,387
Feb-96                 $11,541                            $11,349
Mar-96                 $11,365                            $11,288
Apr-96                 $11,378                            $11,271
May-96                 $11,357                            $11,258
Jun-96                 $11,428                            $11,338
Jul-96                 $11,540                            $11,413
Aug-96                 $11,539                            $11,436
Sep-96                 $11,614                            $11,522
Oct-96                 $11,724                            $11,629
Nov-96                 $11,900                            $11,791
Dec-96                 $11,853                            $11,774
Jan-97                 $11,874                            $11,805
Feb-97                 $11,948                            $11,889
Mar-97                 $11,809                            $11,755
Apr-97                 $11,852                            $11,814
May-97                 $12,031                            $11,945

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The graph begins on 4/30/94, the date nearest the fund's 4/11/94 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                           5/31/97     5/31/96
Number of Securities         37          34
Weighted Average Maturity 7.2 years   7.1 years
Average Duration          5.0 years   5.4 years
Expense Ratio               0.66%       0.50%


Annual Report                           Performance & Portfolio Information    5


                                MANAGEMENT Q & A

An interview with Colleen Denzler, a senior municipal portfolio manager on the Arizona Municipal funds management team.

How did the fund perform?

The fund produced a favorable return despite shifting market expectations. For the fiscal year ended May 31, 1997, the fund's total return was 5.77%,+ compared with the 6.01% return of the 67 "Other States Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

Why did the fund underperform its peers?

The fund's peer group includes municipal intermediate-term funds from many other states. Each state is subject to fiscal trends that can make its municipal securities perform either better or worse than other state-issued municipals. This discrepancy can have a sizable impact on how one state-specific municipal fund's performance compares against another. The category includes only one other Arizona municipal fund, which our fund strongly outperformed.

Did you change the fund's duration much during the fiscal year?

No. We made only slight adjustments to the fund's duration, keeping it conservatively positioned within a narrow range around 5.0-5.4 years--roughly neutral compared with its peers. We adjusted that position slightly as conditions warranted but continued to avoid making interest rate bets that could cause unwanted volatility in the fund's returns.

You held a Treasury put option during the period. Why?

We bought a Treasury put option as a form of insurance against a bond market decline. (A put option allows the bondholder to sell a security at a pre-determined price up until a specified date.) Since municipal prices were falling less than Treasury prices during the first four months of 1997, hedging the fund with a Treasury Put allowed us to capture appreciation on the put option, while continuing to hold scarce intermediate-term municipal securities.

[bar graph - data below]

ARIZONA INTERMEDIATE-TERM MUNICIPAL'S ONE-YEAR RETURNS SINCE INCEPTION (Periods ended May 31)

        Arizona Intermediate-Term Municipal      Lehman 5-Year GO Index
5/94*                  0.92%                              0.56%
5/95                   7.52%                              6.89%
5/96                   4.65%                              4.74%
5/97                   5.77%                              6.08%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns for the 1996 and 1997 fiscal years include operating expenses, while the comparative index's returns do not. See page 20 for a definition of the index.

* Return from 4/30/94 to 5/31/94.

+ Benham Management Corporation absorbed a small portion of the fund's expenses during June 1996. The fund's ranking would have been lower if the fund's return had been reduced by those expenses.


6    Management Q & A                               American Century Investments

                                MANAGEMENT Q & A

But why not purchase a municipal put option instead of a Treasury put?

Treasury puts are extremely liquid due to the vast amount of buyers and sellers in the U.S. Treasury futures market. By contrast, the municipal futures market is only a small fraction of that size and offers far less liquidity. In purchasing a Treasury put instead of a municipal put, we ensured our ability to sell the option without liquidity problems.

What is your outlook for the municipal market?

If U.S. economic growth continues to slow of its own accord, municipal securities could rally, but any signs of an overheating economy will likely push municipal bond prices lower.

Another important factor is the relative performance between municipal and Treasury securities. For the first five months of 1997, municipals significantly outperformed Treasurys, a situation caused in part by relatively low municipal issuance. Although municipal issuance should remain fairly light for the near future, the likelihood that municipal bonds will continue this outperformance is diminishing--their prices have reached levels where they are considered historically expensive compared with like-maturity Treasurys. If municipals continue this trend much longer, investor demand could eventually shift back to Treasurys, removing a key support for municipal bond prices.

With this outlook in mind, what are your plans for the fund going forward?

We plan to increase our focus on the spread, or difference, between the yields of shorter- and longer-term municipals. With the help of our credit research team, we will also look for undervalued securities that we believe will enhance the fund's yield. We will also continue to monitor the relative performance of Treasury versus municipal securities.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 5/31/97)
GO 51%
Revenue Bonds 20%
COPs/Leases 12%
Prerefunded/ETM 10%
Land-Secured 7%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 11/30/96)
Revenue Bonds 41%
GO 34%
COPs/Leases 12%
Prerefunded/ETM 11%
Other 2%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
AAA 54%
AA 28%
A 9%
BBB 9%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)
AAA 65%
AA 24%
A 5%
BBB 6%


Annual Report                                              Management Q & A    7


                            SCHEDULE OF INVESTMENTS

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES
ARIZONA -- 96.9%
$ 1,000,000   Arizona State Transportation Board
                Highway Rev., 6.00%, 7/1/08                      $1,082,940
  1,000,000   Arizona Transportation Board
                Excise Tax Rev., 7.00%, 7/1/99,
                Prerefunded at 102% of Par
                (MBIA)(1)                                         1,073,140
    900,000   Coconino/Yavapai County Sedona
                Unified School District No. 9 GO,
                5.60%, 7/1/06 (FGIC)                                937,323
  1,000,000   East Valley Institute of Technology
                No. 401 GO, 5.00%, 7/1/03
                (AMBAC)                                           1,015,940
  1,025,000   Flagstaff GO, 6.50%, 7/1/03
                (FGIC)                                            1,121,904
    545,000   Gilbert County GO, Series C,
                6.00%, 7/1/02 (MBIA)                                579,351
  1,000,000   Maricopa County Community
                College GO, Series A, 6.80%,
                7/1/98                                            1,031,610
    500,000   Maricopa County GO, 6.25%,
                7/1/03 (FGIC)                                       540,720
  1,000,000   Maricopa County Hospital Rev.,
                (Sun Health Corp.), 5.75%,
                4/1/07                                            1,021,760
    500,000   Maricopa County Industrial
                Development Auth. Hospital
                Facility Rev., (Samaritan Health
                Services), 7.15%, 12/1/04
                (MBIA)                                              569,050
  1,000,000   Maricopa County Public Financing
                Corporation Certificates of
                Participation, Series 1994,
                5.625%, 6/1/00                                    1,017,780
  1,000,000   Maricopa County Unified School
                District No. 1 GO, (Phoenix
                Elementary), 5.50%, 7/1/09
                (MBIA)                                            1,032,220
  1,000,000   Maricopa County Unified School
                District No. 41 GO, (Gilbert),
                Series 1988 F, 6.20%, 7/1/02,
                Prerefunded at Par (FGIC)(1)                      1,073,420

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 1,000,000   Maricopa County Unified School
                District No. 48 GO, (Scottsdale),
                6.60%, 7/1/12                                    $1,135,490
  1,000,000   Maricopa County Unified School
                District No. 90 GO, (Ruth Fisher
                Elementary), 5.375%, 7/1/00                       1,020,170
  1,000,000   Maricopa County Unified School
                District No. 97 GO, (Deer Valley),
                Series A, 6.25%, 7/1/06 (MBIA)                    1,102,230
    300,000   Phoenix Airport Rev., Series 1994 C,
                5.50%, 7/1/01 (MBIA)                                309,153
    635,000   Phoenix Civic Improvement Corp.
                Wastewater Rev., 6.125%,
                7/1/03, Prerefunded at 102%
                of Par(1)                                           693,191
  1,000,000   Phoenix Civic Improvement Corp.
                Wastewater Rev. Certificates of
                Participation, 4.85%, 7/1/07
                (MBIA)                                              988,890
    500,000   Phoenix Civic Improvement Corp.
                Water Systems Rev., 6.00%,
                7/1/02                                              530,585
    550,000   Phoenix GO, 6.00%, 7/1/01                             580,558
    500,000   Phoenix Street and Highway Rev.,
                Series 1992, 5.95%, 7/1/00                          521,470
    350,000   Phoenix Street and Highway Rev.,
                Series 1992, 6.25%, 7/1/06                          377,402
  1,000,000   Pima County Sewer Rev., Series
                1991, 6.20%, 7/1/00 (FGIC)                        1,051,250
  1,000,000   Pima County Unified School
                District No. 10 GO,
                (Amphitheater), 7.00%, 7/1/05
                (MBIA)                                            1,144,150
  1,000,000   Pima County Unified School
                District No. 12 GO, (Sunnyside),
                5.50%, 7/1/09 (MBIA)                              1,024,730
  1,000,000   Salt River Project Agricultural
                Improvement and Power District
                Rev., Series B, 6.50%, 1/1/04                     1,097,040
    480,000   Scottsdale GO, Series 1994,
                7.50%, 7/1/02                                       542,112
  1,275,000   Tempe GO, 6.25%, 7/1/05                             1,398,076
    525,000   Tucson Certificates of Participation,
                5.70%, 7/1/02                                       530,407
    200,000   Tucson Street and Highway Rev.,
                4.50%, 7/1/98                                       201,374

See Notes to Financial Statements


8    Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS

MAY 31, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$ 1,000,000   Tucson Street and Highway Rev.,
                Series 1992, 5.70%, 7/1/01                     $  1,041,450
    500,000   Yavapai County Unified School
                District No. 28 GO, (Camp Verde),
                Series 1995, 6.10%, 7/1/04
                (FGIC)                                              540,345
  1,000,000   Yuma County Jail District Rev., 5.25%,
                7/1/12 (AMBAC)                                      986,130
                                                                 ----------
                                                                 28,913,361
                                                                 ----------
GUAM -- 1.7%
500,000       Guam Power Auth. Rev., Series
                1994A, 5.20%, 10/1/97                               502,170
                                                                 ----------
PUERTO RICO -- 0.7%
200,000       Puerto Rico Public Education and
                Health Rev., 7.60%, 7/1/97,
                Prerefunded at 102% of Par
                (FGIC)(1)                                           204,649
                                                                 ----------
TOTAL MUNICIPAL SECURITIES-99.3%                                 29,620,180
                                                                 ----------
   (Cost $29,010,155)

SHORT-TERM MUNICIPAL SECURITIES - 0.7% 200,000 Phoenix Industrial Development Auth.
                Multifamily Housing Rev.,
                (Del Mar Terrace Apartment
                Project), VRDN, 3.90%, 6/5/97                       200,000
                                                                 ----------
   (Cost $200,000)
TOTAL INVESTMENT SECURITIES - 100.0%                            $29,820,180
                                                                 ==========
   (Cost  $29,210,155)

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
MBIA = Municipal Bond Insurance Association
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1997.
(1) Escrowed in U.S. Government Securities.

See Notes to Financial Statements


Annual Report                                      Schedule of Investments     9


                      STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997

ASSETS
Investment securities, at value (identified cost of $29,210,155) (Note 3) ......................... $29,820,180
Cash ..............................................................................................     107,903
Interest receivable ...............................................................................     677,629
Prepaid expenses and other assets .................................................................       3,551
                                                                                                          -----
                                                                                                     30,609,263
                                                                                                     ----------

LIABILITIES
Disbursements in excess of demand deposit cash ....................................................         998
Payable for capital shares redeemed ...............................................................      31,317
Payable to affiliates (Note 2) ....................................................................      17,032
Dividends payable .................................................................................       4,559
Accrued expenses and other liabilities ............................................................         794
                                                                                                            ---
                                                                                                         54,700
                                                                                                         ------
Net Assets Applicable to Outstanding Shares ....................................................... $30,554,563
                                                                                                    ===========

CAPITAL SHARES
Outstanding (unlimited number of shares authorized) ...............................................   2,926,974
                                                                                                      =========

Net Asset Value Per Share .........................................................................     $10.44
                                                                                                        ======

NET ASSETS CONSIST OF:
Capital paid in ................................................................................... $29,945,116
Accumulated net realized loss on investment transactions ..........................................        (578)
Net unrealized appreciation on investments (Note 3) ...............................................     610,025
                                                                                                        -------
                                                                                                    $30,554,563
                                                                                                    ===========


See Notes to Financial Statements


10   Statement of Assets and Liabilities            American Century Investments

                            STATEMENT OF OPERATIONS

YEAR ENDED MAY 31, 1997

INVESTMENT INCOME
Income:
Interest .......................................................................................... $1,390,541
                                                                                                    ----------

Expenses (Note 2):
Investment advisory fees ..........................................................................    118,668
Administrative fees ...............................................................................     26,168
Transfer agency fees ..............................................................................     19,990
Printing and postage ..............................................................................     19,148
Auditing and legal fees ...........................................................................      8,838
Custodian fees ....................................................................................      8,269
Registration and filing fees ......................................................................      4,997
Trustees' fees and expenses .......................................................................      1,385
Organizational expenses ...........................................................................      1,012
Other operating expenses ..........................................................................     11,926
                                                                                                        ------
  Total expenses ..................................................................................    220,401
Amount waived .....................................................................................    (36,963)
                                                                                                       -------
  Net expenses ....................................................................................    183,438
                                                                                                       -------
Net investment income .............................................................................  1,207,103
                                                                                                     ---------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..................................................................     12,678
Change in net unrealized appreciation on investments ..............................................    303,847
                                                                                                       -------

Net realized and unrealized
gain on investments ...............................................................................    316,525
                                                                                                       -------
Net Increase in Net Assets
Resulting from Operations ......................................................................... $1,523,628
                                                                                                    ==========

See Notes to Financial Statements


Annual Report                                       Statement of Operations   11

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MAY 31, 1997
AND MAY 31, 1996

Increase in Net Assets                                                                1997             1996
OPERATIONS
Net investment income .........................................................   $  1,207,103    $  1,130,533
Net realized gain on investment transactions ..................................         12,678          88,040
Change in net unrealized appreciation (depreciation) on investments ...........        303,847        (276,781)
                                                                                       -------        --------
Net increase in net assets resulting from operations ..........................      1,523,628         941,792
                                                                                     ---------         -------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ....................................................     (1,207,103)     (1,130,533)
From net realized gains from investment transactions ..........................            --          (12,741)
                                                                                     ---------         -------
Decrease in net assets from distributions .....................................     (1,207,103)     (1,143,274)
                                                                                    ----------      ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....................................................     15,353,294      11,716,512
Proceeds from reinvestment of distributions ...................................        917,406         884,795
Payments for shares redeemed ..................................................    (11,821,630)     (6,389,076)
                                                                                   -----------      ----------
Net increase in net assets from capital share transactions ....................      4,449,070       6,212,231
                                                                                     ---------       ---------

Net increase in net assets ....................................................      4,765,595       6,010,749

NET ASSETS
Beginning of year .............................................................     25,788,968      19,778,219
                                                                                    ----------      ----------

End of year ...................................................................    $30,554,563     $25,788,968
                                                                                   ===========     ===========

TRANSACTIONS IN SHARES OF THE FUND
Sold ..........................................................................      1,472,637       1,117,476
Issued in reinvestment of distributions .......................................         88,040          84,549
Redeemed ......................................................................     (1,134,039)       (611,773)
                                                                                    ----------        --------
Net increase ..................................................................        426,638         590,252
                                                                                       =======         =======

See Notes to Financial Statements


12   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Arizona Intermediate-Term Municipal Fund (the Fund) is one of the six funds issued by the Trust. The Fund is non-diversified under the 1940 Act. The objective of the Fund is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Fund invests primarily in intermediate-term municipal obligations and maintains a weighted average maturity from five to ten years. The Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies related to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premiums and original issue discounts are amortized daily using the effective interest rate method. Market discounts are recognized as income upon the sale or maturity of securities.

Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders-- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended May 31, 1997, 100% of the Fund's distributions from net investment income have been designated as exempt from federal income taxes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Futures Contracts--The Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at May 31, 1997.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


Annual Report                                 Notes to Financial Statements   13


                         NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 1997

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by the Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule.

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and the average daily closing net assets of all funds advised by BMC.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.67% of average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. BMC voluntarily agreed to absorb all expenses for the Fund through December 31, 1995. Beginning January 1, 1996, the Fund added expenses at a rate of 0.10% of average daily closing net assets per month until the Fund reached the contractual expense rate of 0.67%.

The payable to affiliates as of May 31, 1997, based on the above agreements, was as follows:

Investment Advisor                           $11,077
Administrative Services and
Transfer Agent                                 5,955
                                             -------
                                             $17,032
                                             =======

On April 25, 1997, the Board of Trustees approved a plan to implement a unified management fee, which would replace the existing contracts between the Fund and related parties. Such plan is subject to shareholder approval and will be voted on in July, 1997. Results of the vote were unknown at the time this report was printed.

The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares.

--------------------------------------------------------------------------------
3. Investment Transactions

Purchases and sales of municipal debt obligations, other than short-term investments totaled $29,769,416 and $21,804,953, respectively.

As of May 31, 1997, accumulated net unrealized appreciation was $610,025, consisting of unrealized appreciation of $611,901, and unrealized depreciation of $1,876. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


14   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS

     For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                                 1997         1996         1995         1994(1)

PER-SHARE DATA
Net Asset Value,
Beginning of Period .......................................    $10.31        $10.35       $10.13       $10.00
                                                               ------        ------       ------       ------
Income From Investment Operations
  Net Investment Income ...................................      0.45          0.51         0.51         0.07
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............................      0.13         (0.03)        0.22         0.13
                                                                 ----         -----         ----         ----
  Total From Investment Operations ........................      0.58          0.48         0.73         0.20
                                                                 ----          ----         ----         ----
Distributions
  From Net Investment Income ..............................     (0.45)        (0.51)       (0.51)       (0.07)
  From Net Realized Gains on
  Investment Transactions .................................      --           (0.01)        --           --
                                                                 ----          ----         ----         ----
  Total Distributions .....................................     (0.45)        (0.52)       (0.51)       (0.07)
                                                                -----         -----        -----        -----
Net Asset Value, End of Period ............................    $10.44        $10.31       $10.35       $10.13
                                                               ======        ======       ======       ======

Total Return(2) ...........................................      5.77%         4.65%        7.52%        1.99%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................................      0.66%         0.14%        --           --
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver) ........................      0.79%         0.82%        1.01%     2.33%(3)
Ratio of Net Investment
Income to Average Net Assets ..............................      4.35%         4.85%        5.16%     5.08%(3)
Ratio of Net Investment Income to
Average Net Assets (Before Expense Waiver) ................      4.22%         4.17%        4.15%     2.75%(3)
Portfolio Turnover Rate ...................................        81%           36%          33%       18%
Net Assets, End
of Period (in thousands) ..................................   $30,555       $25,789      $19,778    $7,187


(1)  April 11, 1994 (inception) through May 31, 1994.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


Annual Report                                          Financial Highlights   15


                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
American Century Municipal Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investment securities, of American Century - Benham Arizona Intermediate-Term Municipal Fund (one of the series comprising American Century Municipal Trust) (the Fund) as of May 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Kansas City, Missouri
July 7, 1997


16   Independent Auditors' Report                   American Century Investments


                                     NOTES

Annual Report                                                         Notes   17


                                     NOTES

18   Notes                                          American Century Investments


                                     NOTES

Annual Report                                                         Notes   19


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Arizona Intermediate-Term Municipal is a variable-price bond fund that seeks to provide interest income exempt from both Arizona and federal income taxes. The fund invests primarily in intermediate-term Arizona municipal securities with maturities of four or more years and maintains a weighted average maturity of five to 10 years.

Comparative Indices

The index listed below is used in the report to serve as a comparison for the performance of a fund. It is not an investment product available for purchase.

The Lehman 5-Year Municipal General Obligation Index is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The funds in Lipper's Other States Intermediate Municipal Debt Funds category invest in municipal debt issues with dollar-weighted average maturities of five to 10 years and which are exempt from taxation on a specified city or state basis.


PORTFOLIO MANAGEMENT TEAM

Senior Municipal Portfolio Manager  Colleen Denzler
Municipal Credit Research Manager   Steven Permut
Credit Analysts                     Scott Lord, Bill McClintock,
                                    David Moore, Tim Benham


20   Background Information                         American Century Investments


                                    GLOSSARY
Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 15.

Yields

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

o Tax-Equivalent Yields show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

Bond Portfolio Structures

o Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to perform best when the yield curve is moving from steep to flat. (Short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates.)

o Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to perform best when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates).

o Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to perform best when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

Investment Terms

o Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

o Yield Curve--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

Portfolio Statistics

o Number of Securities--the number of different securities issuances held by a fund on a given date.

o Weighted Average Maturity--measures the average amount of time until the securities in a bond portfolio mature, weighted by dollar amount.

o Average Duration--measures the interest rate sensitivity of a bond portfolio. Measured in years, average duration represents the approximate percentage change in the value of a bond portfolio if interest rates move up or down by one percentage point.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account.

Types of Municipal Securities

o COPs/Leases--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

o GO Bonds--general obligation securities backed by the taxing power of the issuer.

o Land-Secured Bonds--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

o Prerefunded Bonds/ETM Bonds--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

o Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


Annual Report                                                        Glossary 21

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUNICIPAL TRUST

Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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